UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2003




                        Capital Senior Living Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-13445                 75-2678809
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                 14160 Dallas Parkway
                     Suite 300
                   Dallas Texas                                   75254

--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)





Registrant's telephone number, including area code:  (972) 770-5600



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

This amendment (the "Amendment") to the Current Report on Form 8-K, dated July 28, 2003, and filed on July 29, 2003 and amended by Amendment No. 1 to Form 8-K filed on October 10, 2003 ("Amendment No. 1"), by Capital Senior Living Corporation (the "Company") is submitted to amend the Pro Form Financial Information in Item 7 of Amendment No. 1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Businesses Acquired. The following audited financial statements of the Triad Entities are hereby included as part of this report:

(i) Financial Statements of Triad Senior Living II, LP

     Balance  Sheets as of June 30, 2003 and  December  31,  2002                                    A-1
     Unaudited Statements of  Operations  for three and six months
         ended June 30, 2003                                                                         A-2
     Unaudited  Statements of Partners' Deficit and  Comprehensive  Loss for the
         six months ended June 30, 2003                                                              A-3
     Unaudited Statements of Cash Flows for the six months ended
         June 30, 2003 and 2002                                                                      A-4
     Notes to Unaudited Financial Statements for the six months ended
         June 30, 2003                                                                               A-5
     Report of Independent  Certified  Public  Accountants                                           B-1
     Balance  Sheets as of  December  31,  2002 and 2001                                             B-2
     Statements  of Operations for the years ended December 31, 2002
         and 2001                                                                                    B-4
     Statements of Partners' Deficit and Comprehensive Loss for the years
         ended December 31, 2002 and 2001                                                            B-5
     Statements of Cash Flows for the years ended
         December 31, 2002 and 2001                                                                  B-6
     Notes to Financial Statements                                                                   B-8

(ii) Financial Statements of Triad Senior Living III, LP

     Balance Sheets as of June 30, 2003 and December 31, 2002                                        C-1
     Unaudited Statements of Operations for three and six months
         ended June 30, 2003 and 2002                                                                C-2
     Unaudited Statements of Partners' Deficit for the six months
         ended June 30, 2003                                                                         C-3
     Unaudited Statements of Cash Flows for the six months ended
         June 30, 2003 and 2002                                                                      C-4
     Notes to Unaudited Financial Statements for the six months ended
         June 30, 2003                                                                               C-5
     Report of Independent Certified Public Accountants                                              D-1
     Balance Sheets as of December 31, 2002 and 2001                                                 D-2
     Statements of Operations for the years ended December 31, 2002 and 2001                         D-4
     Statements of Partners' Deficit for the years
         ended December 31, 2002 and 2001                                                            D-5
     Statements of Cash Flows for the years ended
         December 31, 2002 and 2001                                                                  D-6
     Notes to Financial Statements                                                                   D-7

(iii) Financial Statements of Triad Senior Living IV, LP

     Balance Sheets as of June 30, 2003 and December 31, 2002                                        E-1
     Unaudited Statements of Operations for the three and six months
         ended June 30, 2003 and 2002                                                                E-2
     Unaudited Statements of Partners' Deficit for the six months
         ended June 30, 2003                                                                         E-3


                                       2

     Unaudited Statements of Cash Flows for the six months ended
         June 30, 2003 and 2002                                                                      E-4
     Notes to Unaudited Financial Statement for the six months ended
         June 30, 2003                                                                               E-5
     Report of Independent Certified Public Accountants                                              F-1
     Balance Sheets as of December 31, 2002 and 2001                                                 F-2
     Statements of Operations for the years ended December 31, 2002 and 2001                         F-4
     Statements of Partners' Deficit for the years
         ended December 31, 2002 and 2001                                                            F-5
     Statements of Cash Flows for the years ended
         December 31, 2002 and 2001                                                                  F-6
     Notes to Financial Statements                                                                   F-8

(iv) Financial Statements of Triad Senior Living V, LP

     Balance Sheets as of June 30, 2003 and December 31, 2002                                        G-1
     Unaudited Statements of Operations for three and six months
         ended June 30, 2003 and 2002                                                                G-2
     Unaudited Statements of Partners' Deficit for the six months
         ended June 30, 2003                                                                         G-3
     Unaudited Statements of Cash Flows for the six months ended
         June 30, 2003 and 2002                                                                      G-4
     Notes to Unaudited Financial Statement for the six months ended
         June 30, 2003                                                                               G-5
     Report of Independent Certified Public Accountants                                              H-1
     Balance Sheets as of December 31, 2002 and 2001                                                 H-2
     Statements of Operations for the years ended December 31, 2002 and 2001                         H-3
     Statements of Partners' Deficit for the years
         ended December 31, 2002 and 2001                                                            H-4
     Statements of Cash Flows for the years ended
         December 31, 2002 and 2001                                                                  H-5
     Notes to Financial Statements                                                                   H-7


     (b) Pro Forma Financial Information. The pro forma financial statements of the Company are hereby included as part of this report:

     Introduction to Pro Forma Consolidated  Financial Statements                                   PF-1
     Unaudited Pro Forma  Consolidated  Balance  Sheets as of June 30, 2003                         PF-2
     Unaudited Pro Forma  Statements  of Income  for six months
         ended June 30, 2003                                                                        PF-3
     Unaudited Pro Forma  Statements of Income for year ended  December 31, 2002                    PF-4
     Notes to Unaudited Pro Forma Combined Financial Statements                                     PF-5


     (c) Exhibits.

         10.1 Form of Partnership Interest Purchase Agreements, dated as of March 25, 2003, between Capital Senior Living Properties, Inc. and the Triad Entities, regarding the exercise of the registrant's options to purchase the partnership interests in the Triad Entities owned by non-registrant parties (incorporated by reference to Exhibit 10.1 to the registrant's Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on July 29, 2003)

         The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9 and Item 12 below:

         99.1 Press Release dated July 29, 2003 (incorporated by reference to Exhibit 99.1 to the registrant's Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on July 29, 2003)

(a)      Financial   Statements  of  the   Businesses   Acquired  (i)  Financial
         Statements of Triad Senior Living II, LP




                                    TRIAD SENIOR LIVING II, LP
                                          BALANCE SHEETS

                                                                      June 30,       December 31,
                                                                        2003             2002
                                                                  ----------------- ----------------
                                                                    (Unaudited)         (Audited)

ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                            $   2,591,286    $   2,591,286
     Buildings and improvements                                         32,147,546       32,144,792
     Furniture and fixtures                                              1,202,370        1,199,283
     Vehicles                                                               25,385           25,385
                                                                  ----------------- ----------------
                                                                        35,966,587       35,960,746
     Accumulated depreciation                                           (2,418,068)      (1,952,095)
                                                                  ----------------- ----------------
        Net property held for investment                                33,548,519       34,008,651
                                                                  ----------------- ----------------
OTHER ASSETS
     Cash                                                                  278,276          396,692
     Accounts receivable - insurance                                             -           19,860
     Accounts receivable - other                                            13,010           26,814
     Interest receivable                                                     1,131            4,596
     Inventories                                                            17,409           25,814
     Prepaid expenses                                                            -          157,671
     Investment in available-for-sale securities                         1,302,728          400,784
     Investment in held-to-maturity securities                           2,612,000        3,487,000
     Deposits                                                                3,386            3,386
     Debt issue costs - net of accumulated amortization
       of $338,480 and $316,253 at June 30, 2003 and
       December 31, 2002, respectively                                     127,621          123,629
                                                                  ----------------- ----------------
        Total other assets                                               4,355,561        4,646,246
                                                                  ----------------- ----------------
                                                                     $  37,904,080    $  38,654,897
                                                                  ================= ================

                                      LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES
     Accounts payable - related party                                $      10,673    $      20,135
     Accounts payable                                                      130,640          280,871
     Accrued interest - related party                                    4,244,528        3,371,076
     Accrued interest                                                       83,966           36,361
     Accrued interest - swap agreements                                  7,484,727        7,484,727
     Accrued property taxes                                                241,264          127,986
     Accrued expenses - related party                                       21,549           20,180
     Accrued expenses                                                       87,727           86,574
     Security deposits                                                     197,749          202,944
     Deferred income                                                             -            5,764
     Notes payable - related party                                      21,977,727       21,018,240
     Notes payable                                                      26,002,485       26,322,698
                                                                  ----------------- ----------------
        Total liabilities                                               60,483,035       58,977,556
                                                                  ----------------- ----------------
PARTNERS' DEFICIT
     Partners' deficit                                                 (15,094,228)     (12,837,932)
     Accumulated other comprehensive loss                               (7,484,727)      (7,484,727)
                                                                  ----------------- ----------------
                                                                       (22,578,955)     (20,322,659)
                                                                  ----------------- ----------------
                                                                     $  37,904,080    $  38,654,897
                                                                  ================= ================


The accompanying notes are an integral part of these financial statements.


                                                TRIAD SENIOR LIVING II, LP
                                                 STATEMENTS OF OPERATIONS


                                                                Three Months Ended                 Six Months Ended
                                                          -------------------------------   -------------------------------
                                                             June 30,        June 30,          June 30,        June 30,
                                                               2003            2002              2003            2002
                                                          ---------------- --------------   ---------------- --------------
                                                            (Unaudited)      (Unaudited)       (Unaudited)     (Unaudited)

REVENUES
      Rental income                                           $ 1,255,508   $    792,281      $   2,446,258   $  1,501,480
      Resident and healthcare income                               15,156         12,802             28,329         25,950
                                                          ---------------- --------------   ---------------- --------------
         Total revenues                                         1,270,664        805,083          2,474,587      1,527,430
                                                          ---------------- --------------   ---------------- --------------

COSTS AND EXPENSES                                              1,565,049      1,299,808          3,086,097      2,655,072
                                                          ---------------- --------------   ---------------- --------------

          OPERATING LOSS                                         (294,385)      (494,725)          (611,510)    (1,127,642)

OTHER INCOME AND (EXPENSE)
      Interest and other income                                   251,460         22,259            266,253         43,002
      Interest expense                                           (938,039)      (883,631)        (1,911,039)    (1,724,570)
                                                          ---------------- --------------   ---------------- --------------
         Total other income and (expense)                        (686,579)      (861,372)        (1,644,786)    (1,681,568)
                                                          ---------------- --------------   ---------------- --------------

NET LOSS                                                      $  (980,964)  $ (1,356,097)     $  (2,256,296)  $ (2,809,210)
                                                          ================ ==============   ================ ==============
















The accompanying notes are an integral part of these financial statements.



                                                TRIAD SENIOR LIVING II, LP
                                  STATEMENTS OF PARTNERS' DEFICIT AND COMPREHENSIVE LOSS
                             Year Ended December 31, 2002 and Six Months Ended June 30, 2003
                                                        (Unaudited)



                                                                                             Accumulated       Current
                                                                                                Other            Year
                                               General         Limited                      Comprehensive   Comprehensive
                                               Partner         Partners        Total            Loss             Loss
                                          ------------------ ------------- --------------- --------------- -----------------


Partners' deficit at January 1, 2002         $  (7,236,441)    $        -   $ (7,236,441)

     Net loss                                $  (5,601,491)             -   $ (5,601,491)                     $ (5,601,491)
                                          ------------------ ------------- --------------- --------------- -----------------

     Other comprehensive loss:
       Fair market value adjustments on
       swap agreements                                   -             -               -      (7,484,727)       (7,484,727)

     Total comprehensive loss                                                                                  (13,086,218)
                                                                                                            ================
Partners' deficit at December 31, 2002         (12,837,932)            -     (12,837,932)     (7,484,727)

     Net loss                                   (2,256,296)            -      (2,256,296)                       (2,256,296)
                                          ------------------ ------------- --------------- --------------- -----------------

     Total comprehensive loss                                                                                 $ (2,256,296)
                                                                                                           =================

Partners' deficit at June 30, 2003           $ (15,094,228)    $     -      $(15,094,228)    $(7,484,727)
                                          ================== ============= ===============  ==============












The accompanying notes are an integral part of these financial statements.



                                            TRIAD SENIOR LIVING II, LP
                                             STATEMENTS OF CASH FLOWS
                                                                                Six Months Ended   Six Months Ended
                                                                                   June 30,           June 30,
                                                                                     2003               2002
                                                                               -----------------   ----------------

(Unaudited) (Unaudited)
Operating activities
  Net loss                                                                        $ (2,256,296)     $  (2,809,211)
  Adjustment to reconcile net loss to net
  cash provided by operating activities:
      Amortization                                                                      22,227             19,843
      Depreciation                                                                     465,973            461,755
      Net change in operating assets and liabilities
        Accounts receivable - related party                                                  -             16,000
        Accounts receivable - insurance                                                 19,860            189,402
        Accounts receivable - other                                                     13,804            (15,613)
        Interest receivable                                                              3,465             (4,625)
        Inventories                                                                      8,405             (1,996)
        Prepaid expenses                                                               157,671             56,263
        Accounts payable - related party                                                (9,462)           (81,620)
        Accounts payable                                                              (150,231)          (230,506)
        Accrued interest - related party                                               873,452            817,230
        Accrued interest                                                                47,605            (99,478)
        Accrued property taxes                                                         113,278            (92,024)
        Accrued expenses - related party                                                 1,369                753
        Accrued expenses                                                                 1,153             47,681
        Security deposits                                                               (5,195)              (991)
        Deferred income                                                                 (5,764)            (8,985)
                                                                               -----------------   ----------------
          Net cash used in operating activities                                       (698,686)        (1,736,122)
                                                                               -----------------   ----------------

Investing activities
      Purchases of available-for-sale securities                                      (901,945)          (169,066)
      Proceeds from sale of available-for-sale securities                                    -            183,854
      Purchases of held-to-maturity securities                                               -         (2,280,000)
      Proceeds from sale of held-to-maturity securities                                875,000          2,231,000
      Purchases of property held for investment                                         (5,841)          (140,075)
                                                                               -----------------   ----------------
          Net cash used in investing activities                                        (32,786)          (174,287)
                                                                               -----------------   ----------------

Financing activities
      Proceeds from notes payable - related party                                    1,323,718          2,167,000
      Payments on notes payable - related party                                       (364,231)                 -
      Notes repayment                                                                 (320,213)          (250,590)
      Debt issue costs                                                                 (26,218)                 -
                                                                               -----------------   ----------------

          Net cash provided by financing activities                                    613,056          1,916,410
                                                                               -----------------   ----------------



(Decrease) increase in cash and cash equivalents                                      (118,416)             6,001
Cash and cash equivalents at beginning of period                                       396,692            332,802
                                                                               -----------------   ----------------
Cash and cash equivalents at end of period                                        $    278,276      $     338,803
                                                                               =================   ================

Supplemental disclosures:
Cash paid during the year for:
      Interest                                                                    $  1,037,587      $   1,001,782
                                                                               =================   ================
      Income taxes                                                                $          -      $           -
                                                                               =================   ================



The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living II, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS

     BUSINESS ACTIVITY

     Triad Senior Living II, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on September 24, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners II, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

                          Triad Senior Living II, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Investment in Debt and Marketable Equity Securities


     The Partnership has investments in debt and marketable equity securities. Management determines the appropriate classification of the securities at the time they are acquired and evaluates the appropriateness of such classification at each balance sheet date.

     The classification of these securities and the related accounting policies are as follows:

          Held-to-maturity securities consist solely of debt securities which the Partnership has the positive intent and ability to hold to maturity and are stated at amortized cost which approximates fair value. There were no unrecognized holding gains or losses as of June 30, 2003 and 2002.

          Available-for-sale securities consist of marketable equity securities and debt securities not classified as held-to-maturity. Available-for-sale securities are stated at fair value, and unrealized holding gains or losses, if any, are reported as a separate component of partners' equity. There were no unrealized holding gains or losses as of June 30, 2003 and 2002.

     Interest on debt securities is recognized in income as earned, and dividends on marketable equity securities are recognized in income when declared. Realized gains and losses are included in operations. Realized gains and losses are determined on the basis of specific identification of the securities sold. The marketable debt securities all mature within one year.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On September 24, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad II for an amount equal to the amount Triad II paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     CSLC has loaned the Partnership $21,977,727 and $21,018,240 as of June 30, 2003 and December 31, 2002, respectively.

     Asset management fees of $18,000, payable to affiliates were incurred and expensed as of the first six months ended June 30, 2003 and 2002. Accounts payable to affiliates at June 30, 2003 and December 31, 2002 totaled $10,673 and $20,135, respectively. For the first six months ended June 30, 2003 and 2002, related party interest incurred was $873,452 and $722,790, respectively. Accrued interest payable to a related party was $4,244,528 and $3,371,076 at June 30, 2003 and December 31, 2002, respectively.

3.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

4.   CSLC PURCHASE OF PARTNERSHIP INTEREST

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners II, Inc. (Triad II). Triad II and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad II will sell its general and limited partnership interests for an aggregate of approximately $567,000. On July 29, 2003, CSLC purchased the remaining general and limited partnership interests of the Partnership and wholly owns the Partnership.

Report of Independent Certified Public Accountants



The Partners
Triad Senior Living II, L.P.


We have audited the accompanying balance sheets of Triad Senior Living II, L.P. (A Texas Limited Partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triad Senior Living II, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Lane Gorman Trubitt, L.L.P.
-------------------------------------
Lane Gorman Trubitt, L.L.P.

Dallas, Texas
February 14, 2003

                                               Triad Senior Living II, L.P.
                                              (A Texas Limited Partnership)
                                                     BALANCE SHEETS
                                                       December 31,

                                                                                        2002                   2001
                                                                                        -----                  ----

                                     ASSETS
PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                                             $   2,591,286          $   2,591,286
     Buildings and improvements                                                          32,144,792             32,014,094
     Furniture and fixtures                                                               1,199,283              1,143,741
     Vehicles                                                                                25,385                 25,385
                                                                                      --------------         --------------
                                                                                         35,960,746             35,774,506
     Accumulated depreciation                                                            (1,952,095)            (1,025,567)
                                                                                      --------------         --------------
     Net property held for investment                                                    34,008,651             34,748,939
                                                                                      --------------         --------------

OTHER ASSETS
     Cash                                                                                   396,692                332,802
     Accounts receivable - related party                                                          -                 16,000
     Accounts receivable - insurance                                                         19,860                210,376
     Accounts receivable - other                                                             26,814                 22,878
     Interest receivable                                                                      4,596                  1,357
     Inventories                                                                             25,814                 16,092
     Prepaid expenses                                                                       157,671                 44,500
     Investment in available-for-sale securities                                            400,784                197,913
     Investment in held-to-maturity securities                                            3,487,000              3,618,000
     Deposits                                                                                 3,386                  3,386
     Debt issue costs - net accumulated amortization of $316,253 and $301,134
       at December 31, 2002 and 2001, respectively                                          123,629                163,316
                                                                                      --------------         --------------
         Total other assets                                                               4,646,246              4,626,620
                                                                                      --------------         --------------
                                                                                      $  38,654,897          $  39,375,559
                                                                                      ==============         ==============

                       LIABILITIES AND PARTNERS' DEFICIT
LIABILITIES
     Accounts payable - related party                                                 $      20,135          $      91,620
     Accounts payable                                                                       280,871                299,780
     Accrued interest - related party                                                     3,371,076              1,836,090
     Accrued interest                                                                        36,361                 99,478
     Accrued interest - swap agreements                                                   7,484,727                      -
     Accrued property taxes                                                                 127,986                328,134
     Accrued expenses - related party                                                        20,180                 16,157
     Accrued expenses                                                                        86,574                 10,082
     Security deposits                                                                      202,944                174,938
     Deferred income                                                                          5,764                  8,985
     Notes payable - related party                                                       21,018,240             16,872,740
     Notes payable                                                                       26,322,698             26,873,996
                                                                                      --------------         --------------

     Total liabilities                                                                   58,977,556             46,612,000
                                                                                      --------------         --------------

The accompanying notes are an integral part of these financial statements.

                                      B-2

PARTNERS' DEFICIT
     Partners' deficit                                                                  (12,837,932)            (7,236,441)
     Accumulated other comprehensive loss                                                (7,484,727)                     -
                                                                                      --------------         --------------
                                                                                        (20,322,659)            (7,236,441)
                                                                                      --------------         --------------
                                                                                      $  38,654,897          $  39,375,559
                                                                                      ==============         ==============



















The accompanying notes are an integral part of these financial statements.

                              Triad Senior Living II, L.P.
                             (A Texas Limited Partnership)
                               STATEMENTS OF OPERATIONS
                                Years Ended December 31,


                                                            2002               2001
                                                            -----              ----
REVENUES
     Rental income                                        $   3,540,817       $   1,880,548
     Resident and healthcare income                              43,773              17,442
                                                          --------------      --------------
     Total revenues                                           3,584,590           1,897,990

COST AND EXPENSES                                             5,779,642           5,155,072
                                                          --------------      --------------

OPERATING LOSS                                               (2,195,052)         (3,257,082)

OTHER INCOME AND (EXPENSE)
     Interest and other income                                   89,649             189,564
     Interest expense                                        (3,496,088)         (3,313,413)
                                                          --------------      --------------
     Total other income and (expense)                        (3,406,439)         (3,123,849)
                                                          --------------      --------------
NET LOSS                                                  $  (5,601,491)      $  (6,380,931)
                                                          ==============      ==============



The accompanying notes are an integral part of these financial statements.




                                                Triad Senior Living II, L.P.
                                                (A Texas Limited Partnership)
                                     STATEMENTS OF PARTNERS' DEFICIT AND COMPREHENSIVE LOSS
                                           Years Ended December 31, 2002 and 2001

                                                                                             Accumulated         Current
                                                                                                Other              Year
                                         General          Limited                           Comprehensive     Comprehensive
                                         Partner         Partners           Total               Loss               Loss
                                         -------         --------           -----               ----               ----

Partners' deficit at January 1,
2001                                   $  (855,510)     $       -        $  (855,510)         $     -

Net loss                                (6,380,931)             -         (6,380,931)                            $  (6,380,931)
                                       ------------     -----------      ------------         ----------         ==============

Partners' deficit at December 31,
   2001                                 (7,236,441)             -         (7,236,441)               -

Net loss                                (5,601,491)             -         (5,601,491)               -            $  (5,601,491)


Other comprehensive loss:
Fair market value adjustments on
   swap agreements                               -              -                  -           (7,484,727)          (7,484,727)
                                       ------------     -----------      ------------         ----------         --------------

Total comprehensive loss                                                                                         $ (13,086,218)
                                                                                                                 ==============

Partners' deficit at December 31,
   2002                               $(12,837,932)     $       -        $(12,837,932)       $ (7,484,727)
                                      =============     ===========      =============       =============



The accompanying notes are an integral part of these financial statements.


                                             Triad Senior Living II, L.P.
                                             (A Texas Limited Partnership)
                                               STATEMENTS OF CASH FLOWS
                                                                                     For the Years Ended December 31,
                                                                                         2002               2001
                                                                                         ----               ----


Cash flows from operating activities
Net loss                                                                              $   (5,601,491)    $   (6,380,931)
Adjustments to reconcile net loss to net cash
used in operating activities
   Amortization                                                                               39,687            131,051
   Depreciation                                                                              926,527            908,131
   Net change in operating assets and liabilities
   Accounts receivable - related party                                                        16,000             41,945
   Accounts receivable - insurance                                                           190,516           (210,376)
   Accounts receivable - other                                                                (3,936)           (21,809)
   Interest receivable                                                                        (3,239)            56,631
   Inventories                                                                                (9,722)           (10,056)
   Prepaid expenses                                                                         (113,171)           (44,500)
   Accounts payable - related party                                                          (71,485)          (513,228)
   Accounts payable                                                                          (18,909)          (502,428)
   Accrued interest - related party                                                        1,534,986          1,169,672
   Accrued interest                                                                          (63,117)            99,478
   Accrued property taxes                                                                   (200,148)           262,149
   Accrued expenses - related party                                                            4,023              1,157
   Accrued expenses                                                                           76,492            (41,884)
   Security deposits                                                                          28,006             97,113
   Deferred income                                                                            (3,221)             8,985
                                                                                       --------------     --------------
     Net cash used in operating activities                                                (3,272,202)        (4,948,900)
                                                                                       --------------     --------------

Cash flows from investing activities
   Purchases of property held for investment                                                (186,239)          (936,946)
   Purchases of available-for-sale securities                                               (386,725)          (169,624)
   Proceeds from sale of available-for-sale securities                                       183,854                  -
   Purchases of held-to-maturity securities                                               (2,280,000)       (12,389,359)
   Proceeds from sale of held-to-maturity securities                                       2,411,000         12,350,776
   Deposits                                                                                        -             (3,386)
                                                                                       --------------     --------------
     Net cash used in investing activities                                                  (258,110)        (1,148,539)
                                                                                       --------------     --------------

Cash flows from financing activities
   Proceeds from notes payable - related party                                             4,291,763          4,167,961
   Payments on notes payable - related party                                                (146,263)                 -
   Proceeds from note payable                                                                      -          1,880,948
   Payments on notes payable                                                                (551,298)                 -
   Debt issue costs                                                                                -           (158,748)
                                                                                       --------------     --------------

     Net cash provided by financing activities                                             3,594,202          5,890,161
                                                                                       --------------     --------------


The accompanying notes are an integral part of these financial statements.

                                      B-6

Net increase (decrease) in cash and cash equivalents                                          63,890           (207,278)

Cash at beginning of year                                                                    332,802            540,080
                                                                                       --------------     --------------

Cash at end of year                                                                    $     396,692      $     332,802
                                                                                       ==============     ==============

Supplemental disclosure of cash flow information
Cash paid during the year for:
   Income taxes                                                                        $           -      $           -
   Interest                                                                            $   2,024,219      $   2,044,263













The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living II, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS



     BUSINESS ACTIVITY

     Triad Senior Living II, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on September 24, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners II, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Cash and Cash Equivalents

     The Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     The Partnership maintains its cash balances in financial institutions located in Oklahoma City, Oklahoma; Dallas, Texas; and Cleveland and Fairfield, Ohio, which at times may exceed insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Inventories

     Inventories of food are used in operations and are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

     Property Held For Investment

     Property held for investment is stated at cost. Major renewals and improvements are capitalized, while costs of replacements, maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

              Buildings and improvements       20-40 years
              Furniture and fixtures            5-10 years
              Vehicles                             5 years

     Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     During project development, the costs of materials, services and payroll-related expenditures, including capitalized interest were capitalized. Capitalized costs of the projects are depreciated over their estimated service lives. Depreciation expense charged to operations was $926,527 and $908,131 for the years ended December 31, 2002 and 2001, respectively. When management determines a project will not result in probable future economic benefits, the related capitalized development costs are removed from the accounts and a loss is recognized. Interest is capitalized in connection with the construction of its projects. The capitalized interest is recorded as part of the project and is amortized over the project's estimated life.

     The development of senior living communities typically involves a substantial commitment of capital over a 12-month construction period during which time no revenues are generated, following by a 12-month lease-up period. The Partnership anticipates that newly opened or expanded communities will operate at a loss during a substantial portion of the lease-up period.

     At each balance sheet date, management reviews the carrying value of property held for investment to determine if facts and circumstances suggest that they may be impaired or that the amortization or depreciation period may need to be changed. Management does not believe there are any indicators that would require an adjustment to the carrying value of the property held for investment or the remaining useful lives as of December 31, 2002 and 2001.

     Revenue Recognition

     Revenue is reported at the estimated net realizable amount from residents and third-party payors when services are provided.


     Revenue under third-party payor agreements is subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered. Any differences between estimated and actual reimbursements are included in operations in the year of settlement.

     Laws and regulations governing Medicare and Medicaid programs are complex and subject to interpretation. Management believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties and exclusion from the Medicare and Medicaid programs.

     Investment in Debt and Marketable Equity Securities

     The Partnership has investments in debt and marketable equity securities. Management determines the appropriate classification of the securities at the time they are acquired and evaluates the appropriateness of such classification at each balance sheet date.

     The classification of these securities and the related accounting policies are as follows:

          Held-to-maturity securities consist solely of debt securities which the Partnership has the positive intent and ability to hold to maturity and are stated at amortized cost which approximates fair value. There were no unrecognized holding gains or losses as of December 31, 2002 and 2001.

          Available-for-sale securities consist of marketable equity securities and debt securities not classified as held-to-maturity. Available-for-sale securities are stated at fair value, and unrealized holding gains or losses, if any, are reported as a separate component of partners' equity. There were no unrealized holding gains or losses as of December 31, 2002 and 2001.

     Interest on debt securities is recognized in income as earned, and dividends on marketable equity securities are recognized in income when declared. Realized gains and losses are included in operations. Realized gains and losses are determined on the basis of specific identification of the securities sold. The marketable debt securities all mature within one year.

     Amortization

     Debt issue costs are amortized over the term of the note payable on a straight-line basis.

     Advertising Costs

     Advertising  costs,  included  in  costs  and  expenses,   are  charged  to
     operations as incurred and were $32,271 and $93,274 for the years ended December 31, 2002 and 2001, respectively.

     Use of Estimates

     In preparing the Partnership's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On September 24, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad II for an amount equal to the amount Triad II paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     During 1998, a related party agreed to loan the Partnership up to $7,000,000 and the loan amount was later amended to $15,000,000. See Footnote 4.

     Asset management fees of $36,000, payable to affiliates were incurred and expensed for each of the years ended December 31, 2002 and 2001. Accounts payable to affiliates at December 31, 2002 and 2001 totaled $20,135 and $91,620, respectively. For 2002 and 2001, related party interest incurred was $1,534,986 and $1,169,672, respectively. Accrued interest payable to a related party was $3,371,076 and $1,836,090 at December 31, 2002 and 2001,
     respectively.

3.   INVESTMENT IN SECURITIES

     The following is a summary of the Partnership's investments:

                                                             Held-to-Maturity
------------------------------------------------------------------------------------------------
                                             Amortized       Gross Unrealized          Fair
                                               Cost           Gains (Losses)           Value
                                        -----------------    ----------------    ---------------
       December 31, 2002
         Taxable bonds                  $       3,487,000    $              -    $     3,487,000
                                        =================    ================    ===============
       December 31, 2001
         Taxable bonds                  $       3,618,000    $              -    $     3,618,000
                                        =================    ================    ===============
                                                              Available-For-Sale
------------------------------------------------------------------------------------------------
                                             Amortized       Gross Unrealized          Fair
                                               Cost           Gains (Losses)           Value
                                        -----------------    ----------------    ---------------
       December 31, 2002
         Mutual funds                   $         400,784    $              -    $       400,784
                                        =================    ================    ===============
       December 31, 2001
         Mutual funds                   $         197,913    $              -    $       197,913
                                        =================    ================    ===============


4.   NOTES PAYABLE

     Under the terms of a subordinated promissory note with a related party, as amended January 1, 2001, the Partnership may borrow up to $15,000,000 at 8.00% for project construction and additional borrowings, at the same rate, to fund operating deficits. These loans may be prepaid without penalty. Interest is payable quarterly after the first borrowing.

     Borrowings at December 31, were as follows:

                                                                Outstanding Balance
                                                       -----------------------------------
     Project Location              Maturity                   2002              2001
     ----------------              --------            ----------------  -----------------

     Fairfield, OH           September 24, 2008        $      6,897,581    $     5,589,581
     Oklahoma City, OK       September 24, 2008               6,744,551          5,451,552
     Plano, TX               September 24, 2008               6,776,278          5,485,277
     Corporate               September 24, 2008                 599,830            346,330
                                                       ----------------    ---------------
                                                       $     21,018,240    $    16,872,740
                                                       ================    ===============


     Under the terms of a construction loan facility including a mini-perm feature, with a financial institution, dated December 30, 1998, the Partnership may borrow up to $26,000,000 to fund the costs of construction of senior living facilities. On June 30, 1999, the loan amount was amended up to $26,873,996. Each of the three non-revolving project loans may not exceed $10,000,000 and are limited to the lessor of (1) 85% of construction budget or (2) 75% of stabilized appraised value of that project. Amounts borrowed and repaid may not be reborrowed. The line of credit expires six months from the date of closing. No loans will be made after that date, but loans that have closed prior to that date will continue to be funded on the financial institution's base rate. The facility has commitment, construction monitoring, and exit fee requirements. The Partnership has the option to enter into an interest rate swap or interest rate cap agreement, with the lender. The construction period for each loan ends on the earlier of (1) 15 months from the date of closing of such loan or (2) issuance of a certificate of occupancy for the project. The mini-perm period is a period of 36 months from the end of the construction period. Interest is payable monthly during the construction period and months 1 through 12 of the mini-perm period. During months 13 through 36, each loan is payable in monthly installments of principal and interest in amounts necessary to amortize the loan over a term of twenty years. There is a 1% prepayment penalty for prepayment prior to 30 months after the beginning of the mini-perm period. An equity reserve, equal to 10% of the approved construction budget, is required to be deposited into a restricted cash account. The first 50% of each equity reserve will be released upon the maintenance of greater than a 1.35x proforma debt service coverage ratio
     (DSCR) for the applicable project for a three month period. The remaining 50% of each equity reserve will be released upon the maintenance of greater than a 1.35x DSCR for the applicable project for a six month period. As security for the debt, the financial institution has (1) first lien deeds of trust on the properties, fixtures and personal property and (2) assignment of leases, rents and licenses. The facility contains various provisions and restrictive covenants.

       Borrowings at December 31, were as follows:

                                                                  Outstanding Balance
       Project Location             Maturity                   2002                2001
       ----------------       ---------------------     ------------------  -----------------

       Fairfield, OH          December 31, 2005         $        8,346,199  $       8,521,000
       Oklahoma City, OK      December 31, 2005                  8,289,387          8,463,000
       Plano, TX              December 31, 2005                  9,687,112          9,889,996
                                                        ------------------  -----------------
                                                        $       26,322,698  $      26,873,996
                                                        ==================  =================

       Maturities of notes payable are as follows for the years ending December 31:

                                           Affiliate             Other               Total
                                      ------------------  -----------------   -----------------
         2003                         $                -  $         644,327   $         644,327
         2004                                          -            694,483             694,483
         2005                                          -         24,983,888          24,983,888
         2006                                          -                  -                   -
         2007                                          -                  -                   -
         Thereafter                           21,018,240                  -          21,018,240
                                      ------------------  -----------------   -----------------
                                      $       21,018,240  $      26,322,698   $      47,340,938
                                      ==================  =================   =================

     Interest Rate Swap Agreements

     The Partnership uses interest rate and treasury lock swap agreements for purposes other than trading. Interest rate swap agreements are used by the Partnership to modify variable rate obligations to fixed rate obligations, thereby reducing the exposure to market rate fluctuations. The interest rate swap agreements are designated as hedges, and effectiveness is determined by matching the principal balance and terms with that specific obligation. Such an agreement involves the exchange of amounts based on fixed interest rates for amounts based on variable interest rates over the life of the agreement without an exchange of the notional amount upon which payments are made. Accordingly, the interest rate swap contracts are reflected at fair value in the balance sheet and the related gains or losses on these agreements are deferred in partners' deficit (as a component of comprehensive income). These deferred gains and losses are then amortized as an adjustment to interest expense over the same period in which the related interest payments being hedged are recognized in income.

     The net effect of this accounting on operating results is that interest expense on the portion of variable-rate debt being hedged is generally recorded based on fixed interest rates. No other cash payments are made unless the contract is terminated prior to maturity, in which case the amount paid or received in settlement is established by agreement at the termination date, and usually represents the net present value, at current rates of interest, of the remaining obligations to exchange payments under the terms of the contract. Interest rate swaps contracts are entered into with a major financial institution in order to minimize counterparty credit risk. The differential to be paid or received as interest rates change is accounted for on the accrual method of accounting. The related amount payable to or receivable from counterparties is included as an adjustment to accrued interest. This arrangement had the effect of increasing the interest rate from 6.875% to 7.39%. The Partnership had interest rate swap contracts on $26,322,698 and $26,873,996 notional amounts of indebtedness at December 31, 2002 and 2001, respectively. The outstanding contracts will mature December 31, 2005.

     Treasury Lock Swap Agreements

     During 1998 the  Partnership  acquired  and  developed  real  estate  using proceeds from the line of credit, which proceeds are expected to be refinanced on or about December 31, 2005 (See note 4). In connection with such acquisition, development and anticipated refinancing, the Partnership entered into Treasury Lock Swap Agreements on August 9, 2002, in the notional amount of $25,875,576. The treasury lock swap agreements are used to hedge the risk that the cost of future issuances of debt may be adversely affected by changes in interest rates. Under the treasury lock swap agreements, the Partnership agrees to pay or receive an amount equal to the difference between the net present value of the cash flows for a notional principal amount of indebtedness based on the locked rate at the date when the agreement was established and the yield of a United States Government 10-Year Treasury Note on the settlement date of January 3, 2006. The notional amounts of the agreements are not exchanged. Treasury lock swap agreements are entered into with a major financial institution in order to minimize counterparty credit risk. The locked rates range from 7.46% to 9.07%. Treasury lock swap agreements are reflected at fair value in the Partnership's balance sheet and the related gains or losses on these agreements are deferred in partners' deficit (as a component of comprehensive income). These deferred gains and losses are then amortized as an adjustment to interest expense over the same period in which the related interest expense over the same period in which the related interest costs on the new debt issuances are recognized in income.

5.   INCOME TAXES

     No provision has been made in the financial statements for Federal income taxes because, under current law, no Federal income taxes are paid directly by the Partnership. The partners are responsible for their respective shares of the Partnership's items of income, deductions, losses and credits.

8.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

9.   SUBSEQUENT EVENT (UNAUDITED)

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners II, Inc. (Triad II). Triad II and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad II will sell its general and limited partnership interests for an aggregate of approximately $567,000. Upon completion of this transaction, which the Partnership expects to take place by the end of the Partnership's second fiscal quarter of 2003, the purchaser will wholly own the Partnership. The purchase agreement is subject to customary terms and conditions.

(ii) Financial Statements of Triad Senior Living III, LP


                                                TRIAD SENIOR LIVING III, LP
                                                      BALANCE SHEETS

                                                                                               June 30,       December 31,
                                                                                                 2003             2002
                                                                                             --------------  --------------
                                                                                               (Unaudited)     (Audited)

ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                                                      $ 3,963,138      $ 3,963,138
     Buildings and improvements                                                                 57,344,547       57,322,457
     Furniture and fixtures                                                                      2,442,532        2,427,576
                                                                                             --------------  --------------
                                                                                                63,750,217       63,713,171
     Accumulated depreciation                                                                   (4,433,358)      (3,592,443)
                                                                                             --------------  --------------
        Net property held for investment                                                        59,316,859       60,120,728
                                                                                             --------------  ---------------

OTHER ASSETS
     Cash                                                                                          464,506          544,158
     Accounts receivable - insurance                                                                 2,830           11,740
     Accounts receivable - other                                                                         -          117,185
     Interest receivable                                                                            98,001           75,747
     Inventories                                                                                    50,585           42,534
     Prepaid expenses                                                                                    -          307,041
     Investment in held-to-maturity securities                                                   3,000,000        3,000,000
     Deposits                                                                                      905,640          949,169
     Debt issue costs - net of accumulated amortization of
      $416,236 and $409,202 at June 30, 2003 and
      December 31, 2002, respectively                                                                4,616           11,650
                                                                                             --------------  --------------
        Total other assets                                                                       4,526,178        5,059,224
                                                                                             --------------  --------------
                                                                                               $63,843,037      $65,179,952
                                                                                             ==============  ==============


                                      LIABILITIES AND PARTNERS' DEFICIT
LIABILITIES
     Accounts payable - related party                                                           $   35,956       $   57,393
     Accounts payable                                                                              119,836          232,068
     Accrued interest - related party                                                            4,559,011        3,549,180
     Accrued interest                                                                              163,756          190,585
     Accrued property taxes The                                                                    572,726          904,272
     Accrued expenses - related party                                                               39,616           35,684
     Accrued expenses                                                                              187,990          166,009
     Security deposits                                                                             275,512          247,508
     Deferred income                                                                                     -           40,075
     Notes payable - related party                                                              25,513,566       24,387,366
     Notes payable                                                                              56,270,245       56,270,245
                                                                                             --------------  --------------
        Total liabilities                                                                       87,738,214       86,080,385
                                                                                             --------------  --------------

PARTNERS' DEFICIT                                                                              (23,895,177)     (20,900,433)
                                                                                             --------------  --------------

                                                                                               $63,843,037      $65,179,952
                                                                                             ==============  ==============


The accompanying notes are an integral part of these financial statements.

                                               TRIAD SENIOR LIVING III, LP
                                                 STATEMENTS OF OPERATIONS


                                                                Three Months Ended                 Six Months Ended
                                                            ---------------------------       ---------------------------
                                                             June 30,        June 30,          June 30,        June 30,
                                                               2003            2002              2003            2002
                                                            -------------  ------------       -------------   ------------
                                                             (Unaudited)     (Unaudited)       (Unaudited)     (Unaudited)
REVENUES
      Rental income                                           $ 2,277,102    $ 1,534,892        $ 4,429,990    $ 2,840,839
      Resident and healthcare income                               48,138         42,058             91,165         75,259
                                                             -------------   ------------       ------------   ------------
         Total revenues                                         2,325,240      1,576,950          4,521,155      2,916,098

COSTS AND EXPENSES                                              2,809,869      2,548,466          5,483,811      5,024,607
                                                             -------------   ------------       ------------   ------------
          OPERATING LOSS                                         (484,629)      (971,516)          (962,656)    (2,108,509)

OTHER INCOME AND (EXPENSE)
      Interest and other income                                    21,419         12,728             34,577         23,220
      Interest expense                                         (1,016,134)    (1,036,725)        (2,066,664)    (2,096,467)
                                                             -------------   ------------       ------------   ------------
         Total other income and (expense)                        (994,715)    (1,023,997)        (2,032,087)    (2,073,247)

NET LOSS                                                      $(1,479,344)   $(1,995,513)       $(2,994,743)   $(4,181,756)
                                                             =============   ============       ============   ============
















The accompanying notes are an integral part of these financial statements.


                                               TRIAD SENIOR LIVING III, LP
                                             STATEMENTS OF PARTNERS' DEFICIT
                             Year Ended December 31, 2002 and Six Months Ended June 30, 2003
                                                       (Unaudited)




                                                              General           Limited
                                                              Partner           Partners         Total
                                                              -------           --------         -----
Partners' deficit at January 1, 2002                       $ (12,769,658)        $     -     $ (12,769,658)

      Net loss                                                (8,130,775)              -        (8,130,775)
                                                             -------------   ------------      ------------

Partners' deficit at December 31, 2002                       (20,900,433)              -       (20,900,433)

      Net loss                                                (2,994,744)              -        (2,994,744)
                                                             -------------   ------------      ------------
Partners' deficit at June 30, 2003                         $ (23,895,177)        $     -     $ (23,895,177)
                                                             =============   ============      ============



















The accompanying notes are an integral part of these financial statements.


                                                          TRIAD SENIOR LIVING III, LP
                                                            STATEMENTS OF CASH FLOWS

                                                                              Six Months Ended     Six Months Ended
                                                                                 June 30,              June 30,
                                                                                   2003                  2002
                                                                              ----------------    -------------------

(Unaudited) (Unaudited)
Operating activities
  Net loss                                                                      $ (2,994,744)          $ (4,181,759)
  Adjustment to reconcile net loss to net
  cash provided by operating activities:
     Amortization                                                                       7,034                99,633
     Depreciation                                                                     840,915               836,645
     Net change in operating assets and liabilities
        Accounts receivable - insurance                                                 8,910               576,846
        Accounts receivable - other                                                   117,185                 6,056
        Interest receivable                                                           (22,254)               (3,598)
        Inventories                                                                    (8,051)               (2,292)
        Prepaid expense                                                               307,041               109,556
        Accounts payable - related party                                              (21,437)             (134,921)
        Accounts payable                                                             (112,232)             (887,964)
        Accrued interest - related party                                            1,009,831               824,493
        Accrued interest                                                              (26,829)              (29,439)
        Accrued property taxes                                                       (331,546)             (247,775)
        Accrued expenses - related party                                                3,932                 5,258
        Accrued expenses                                                               21,981                67,964
        Security deposits                                                              28,004                37,503
        Deferred income                                                               (40,075)               (2,666)
                                                                              ----------------    -------------------
            Net cash used in operating activities                                  (1,212,335)           (2,926,460)
                                                                              ----------------    -------------------

Investing activities
    Purchases of held--to-maturity securities                                               -              (750,000)
    Property held for investment                                                      (37,046)              (32,330)

    Deposits                                                                           43,529                 4,107
                                                                              ----------------    -------------------
        Net cash provided by (used in) investing activities                             6,483              (778,223)
                                                                              ----------------    -------------------

Financing activities
    Proceeds from notes payable - related party                                     1,126,200             3,337,999
    Proceeds from notes payable                                                             -               267,222
                                                                              ----------------    -------------------
       Net cash provided by financing activities                                    1,126,200             3,605,221
                                                                              ----------------    -------------------

Decrease in cash and cash equivalents                                                 (79,652)              (99,462)
Cash and cash equivalents at beginning of period                                      544,158               707,989
                                                                              ----------------    -------------------
Cash and cash equivalents at end of period                                            464,506               608,527
                                                                              ================    ===================

Supplemental disclosures:
Cash paid during the year for:
        Interest                                                                $     893,077          $  1,075,477
                                                                              ================    ===================
        Income taxes                                                            $           -          $          -
                                                                              ================    ===================






The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living III, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living III, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on November 10, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently used in the preparation of the accompanying financial statements are as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners III, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

     Partner Liability

     A limited Partner is not personally liable or bound for the expenses, liabilities or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Investment in Debt Securities

     The Partnership has investments in debt securities. Management determines the appropriate classification of securities at the time they are acquired and evaluates the appropriateness of such classification at each balance sheet date.

     Held-to-maturity securities consist solely of certificate of deposits which the Company has the positive intent and ability to hold to maturity, and are stated at amortized cost which approximates fair value. There were no unrecognized holding gains or losses as of June 30, 2003 and 2002. Interest on debt securities is recognized in income as earned. Realized gains and losses are included in operations. Realized gains and losses are determined on the basis of specific identification of the securities sold.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On November 1, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad III for an amount equal to the amount Triad III paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     CSLC has loaned the Partnership $25,513,566 and $24,387,366 as of June 30, 2003 and December 31, 2002, respectively.

     Asset management fees of $25,998, payable to affiliates, were incurred and expensed for the six months ended June 30, 2003 and 2002, respectively. Accounts payable to affiliates at June 30, 2003 and December 31, 2002 totaled $35,956 and $57,393, respectively. For the first six months ended June 30, 2003 and 2002, related party interest incurred was $1,009,831 and $821,862, respectively. Accrued interest payable to a related party was $4,559,011 and $3,549,180 at June 30, 2003 and December 31, 2002,
     respectively.

3.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

4.   CSLC PURCHASE OF PARTNERSHIP INTEREST

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners III, Inc. (Triad III). Triad III and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad III will sell its general and limited partnership interests for an aggregate of approximately $932,000. On July 29, 2003, CSLC purchased the remaining general and limited partnership interests of the Partnership and wholly owns the Partnership.

Report of Independent Certified Public Accountants



The Partners
Triad Senior Living III, L.P.



We have audited the accompanying balance sheets of Triad Senior Living III, L.P. (A Texas Limited Partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triad Senior Living III, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Lane Gorman Trubitt, L.L.P.
-------------------------------------
Lane Gorman Trubitt, L.L.P.

Dallas, Texas
February 14, 2003

                                              Triad Senior Living III, L.P.
                                              (A Texas Limited Partnership)
                                                    BALANCE SHEETS
                                                      December 31,

                                                                                       2002                2001
                                                                                ---------------------------------------
ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                                       $   3,963,138       $   3,963,138
     Buildings and improvements                                                    57,322,457          57,231,034
     Furniture and fixtures                                                        2,427,576           2,404,656
                                                                                -----------------------------------
                                                                                   63,713,171          63,598,828
     Accumulated depreciation                                                      (3,592,443)         (1,917,285)
                                                                                -----------------------------------
         Net property held for investment                                          60,120,728          61,681,543
                                                                                -----------------------------------
OTHER ASSETS
     Cash                                                                             544,158             707,988
     Accounts receivable - insurance                                                   11,740             588,586
     Accounts receivable - other                                                      117,185               4,596
     Interest receivable                                                               75,747              21,502
     Inventories                                                                       42,534              29,229
     Prepaid expenses                                                                 307,041              83,003
     Investment in held-to-maturity securities                                      3,000,000           1,500,000
     Escrow deposits                                                                  949,169           1,105,306
     Debt issue costs - net of accumulated amortization
       of $409,202 and $744,238 at December 31, 2002
       and 2001, respectively                                                          11,650             120,668
                                                                                -----------------------------------
                  Total other assets                                                5,059,224           4,160,878
                                                                                -----------------------------------
                                                                                $  65,179,952      $   65,842,421

LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES
   Accounts payable - related party                                             $      57,393      $      164,074
   Accounts payable                                                                   232,068           1,114,746
   Accrued interest - related party                                                 3,549,180           1,616,589
   Accrued interest                                                                   190,585             228,570
   Accrued property taxes                                                             904,272             894,312
   Accrued expenses - related party                                                    35,684              30,000
   Accrued expenses                                                                   166,009              59,232
   Security deposits                                                                  247,508             175,500
   Deferred income                                                                     40,075               2,666
   Notes payable - related party                                                   24,387,366          18,323,367
   Notes payable                                                                   56,270,245          56,003,023
                                                                                -----------------------------------
       Total liabilities                                                           86,080,385          78,612,079
                                                                                -----------------------------------




The accompanying notes are an integral part of these financial statements.


                                      D-2


PARTNERS' DEFICIT                                                                 (20,900,433)        (12,769,658)
                                                                                -----------------------------------
                                                                                $  65,179,952        $ 65,842,421
                                                                                ===================================

















The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living III, L.P.
                          (A Texas Limited Partnership)
                            STATEMENTS OF OPERATIONS
                            Years Ended December 31,



                                                   2002               2001
                                            -----------------------------------
REVENUES
   Rental income                            $   6,674,986       $   3,335,131
   Resident and healthcare income                 139,319             100,476
                                            -----------------------------------
     Total revenues                             6,814,305           3,435,607

COST AND EXPENSES                              10,685,442           9,642,742
                                            -----------------------------------

OPERATING LOSS                                 (3,871,137)         (6,207,135)

OTHER INCOME AND (EXPENSE)
   Interest and other income                      100,952              49,572
   Interest expense                            (4,360,590)         (4,726,098)
                                            -----------------------------------
     Total other income and (expense)          (4,259,638)         (4,676,526)
                                            -----------------------------------
NET LOSS                                    $  (8,130,775)     $  (10,883,661)
                                            ===================================







The accompanying notes are an integral part of these financial statements.

                                  Triad Senior Living III, L.P.
                                  (A Texas Limited Partnership)
                                 STATEMENTS OF PARTNERS' DEFICIT
                              Years Ended December 31, 2002 and 2001


                                                        General            Limited
                                                        Partner            Partners             Total
                                                 -------------------------------------------------------


Partners' deficit at January 1, 2001              $ (1,885,997)         $   -           $ (1,885,997)

   Net loss                                        (10,883,661)             -            (10,883,661)
                                                 -------------------------------------------------------

Partners' deficit at December 31, 2001             (12,769,658)             -            (12,769,658)

   Net loss                                         (8,130,775)             -             (8,130,775)
                                                 -------------------------------------------------------

Partners' deficit at December 31, 2002            $(20,900,433)             -            (20,900,433)
                                                 =======================================================













The accompanying notes are an integral part of these financial statements.

                                                Triad Senior Living III, L.P.
                                                (A Texas Limited Partnership)
                                                   STATEMENTS OF CASH FLOWS
                                                   Years Ended December 31,

                                                                                                2002               2001
                                                                                          -----------------------------------

Cash flows from operating activities
   Net loss                                                                                $  (8,130,775)     $  (10,883,661)
   Adjustments to reconcile net loss to net cash used in
     operating activities
     Amortization                                                                                109,018             295,344
     Depreciation                                                                              1,675,158           1,671,141
     Net change in operating assets and liabilities
     Accounts receivable - related party                                                               -                 563
     Accounts receivable - insurance                                                             576,846            (588,586)
     Accounts receivable - other                                                                (112,589)                404
     Interest receivable                                                                         (54,245)            (21,502)
     Inventories                                                                                 (13,305)             (6,890)
     Prepaid expenses                                                                           (224,038)            (83,003)
     Accounts payable - related party                                                           (106,681)           (974,810)
     Accounts payable                                                                           (882,678)         (1,382,321)
     Accrued interest - related party                                                          1,932,591           1,201,103
     Accrued interest                                                                            (37,985)            228,570
     Accrued property taxes                                                                        9,960             834,095
     Accrued expenses - related party                                                              5,684                   -
     Accrued expenses                                                                            106,777             (18,157)
     Security deposits                                                                            72,008             118,000
     Deferred income                                                                              37,409               2,666
                                                                                           ----------------------------------
         Net cash used in operating activities                                                (5,036,845)         (9,607,044)
                                                                                           ----------------------------------
Cash flows from investing activities
   Property held for investment                                                                 (114,343)            106,824
   Purchases of held-to-maturity securities                                                   (1,500,000)         (1,500,000)
   Escrow deposits                                                                               156,137          (1,105,306)
                                                                                           ----------------------------------
     Net cash used in investing activities                                                    (1,458,206)         (2,498,482)
                                                                                           ----------------------------------
Cash flows from financing activities
   Proceeds from notes payable - related party                                                 6,063,999           7,019,807
   Proceeds from notes payable                                                                   267,222           5,461,533
   Debt issue costs                                                                                    -            (140,676)
                                                                                           ----------------------------------
     Net cash provided by financing activities                                                 6,331,221          12,340,664
                                                                                           ----------------------------------

Net increase (decrease) in cash                                                                 (163,830)            235,138

Cash at beginning of year                                                                        707,988             472,850
                                                                                           ----------------------------------
Cash at end of year                                                                         $    544,158        $    707,988
                                                                                           ==================================
Supplemental disclosures of cash flow information
  Cash paid during the period for:
     Income taxes                                                                           $          -        $          -
     Interest                                                                               $  2,465,984        $  1,029,032


The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living III, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living III, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on November 10, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently used in the preparation of the accompanying financial statements are as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners III, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

     Partner Liability

     A limited Partner is not personally liable or bound for the expenses, liabilities or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Cash and Cash Equivalents

     The Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     The Partnership maintains its cash balances in financial institutions located in South Bend, Indiana; Columbia, South Carolina; Ridgeland, Mississippi; Mansfield, Ohio; and Pantego and Deer Park, Texas, which at times may exceed insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Inventories

     Inventories of food are used in operations and are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

     Property Held for Investment

     Property held for investment is stated at cost. Major renewals and improvements are capitalized, while costs of replacements, maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

              Buildings and improvements      20 - 40 years
              Furniture and fixtures           5 - 10 years

     Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     During project development, the costs of materials, services and payroll-related expenditures, including capitalized interest were capitalized. Capitalized costs of the projects are depreciated over their estimated service lives. Depreciation expense charged to operations was $1,675,158 and $1,671,141 for the years ended December 31, 2002 and 2001, respectively. When management determines a project will not result in probable future economic benefits, the related capitalized development costs are removed from the accounts and a loss is recognized. Interest is capitalized in connection with the construction of its projects. The capitalized interest is recorded as part of the project and is amortized over the project's estimated life.

     The development of senior living communities typically involves a substantial commitment of capital over a 12-month construction period during which time no revenues are generated, followed by a 12-month lease-up period. The Partnership anticipates that newly opened or expanded communities will operate at a loss during a substantial portion of the lease-up period.

     At each balance sheet date, management reviews the carrying value of property held for investment to determine if facts and circumstances suggest that they may be impaired or that the amortization or depreciation period may need to be changed. Management does not believe there are any indicators that would require an adjustment to the carrying value of the property held for investment or the remaining useful lives as of December 31, 2002 and 2001.

     Revenue Recognition

     Revenue is reported at the estimated net realizable amount from residents and third-party payors when services are provided.


     Revenue under third-party payor agreements is subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered. Any differences between estimated and actual reimbursements are included in operations in the year of settlement.

     Laws and regulations governing Medicare and Medicaid programs are complex and subject to interpretation. Management believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties and exclusion from the Medicare and Medicaid programs.

     Investment in Debt Securities

     The Partnership has investments in debt securities. Management determines the appropriate classification of securities at the time they are acquired and evaluates the appropriateness of such classification at each balance sheet date.

     Held-to-maturity securities consist solely of certificate of deposits, maturing at various dates between June 2003 and February 2004, which the Company has the positive intent and ability to hold to maturity, and are stated at amortized cost which approximates fair value. There were no unrecognized holding gains or losses as of December 31, 2002 and 2001. Interest on debt securities is recognized in income as earned. Realized gains and losses are included in operations. Realized gains and losses are determined on the basis of specific identification of the securities sold.

     Amortization

     Debt issue costs are amortized over the term of the note payable on a straight-line basis.

     Advertising Costs

     Advertising costs, included in costs and expenses are charged to operations as incurred and were $90,499 and $113,580 for the years ended December 31, 2002 and 2001, respectively.

     Use of Estimates

     In preparing the Partnership's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On November 1, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad III for an amount equal to the amount Triad III paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     During 1998, a related party agreed to loan the Partnership up to $10,000,000 and the loan amount was later amended to $26,000,000. See Footnote 3.

     Asset management fees of $51,996 and $42,000, payable to affiliates, were incurred and expensed for the years ended December 31, 2002 and 2001, respectively. Accounts payable to affiliates at December 31, 2002 and 2001 totaled $57,393 and $164,074, respectively. For 2002 and 2001, related party interest incurred was $1,932,591 and $1,201,103, respectively. Accrued interest payable to a related party was $3,549,180 and $1,616,589 at December 31, 2002 and 2001, respectively.

3.   NOTES PAYABLE

     Under the terms of a subordinated promissory note with a related party, as amended August 1, 2001, the Partnership may borrow up to $26,000,000 at 8.00% for project construction and additional borrowings, at the same rate, to fund operating deficits. This loan may be prepaid without penalty. Interest is payable quarterly after the first borrowing.

     Borrowings at December 31, were as follows:


                                                                                                Outstanding Balance
       Project Location                                    Maturity                          2002                 2001
       ----------------                               -----------------               ------------------    ---------------

       Columbia, SC                                   November 1, 2008                $        3,745,962    $     2,954,962
       Deer Park, TX                                  November 1, 2008                         3,349,600          2,494,600
       Jackson, MS                                    November 1, 2008                         3,568,286          2,903,286
       Mansfield, OH                                  November 1, 2008                         3,345,623          2,800,123
       Edison Lake, IN                                November 1, 2008                         3,047,544          2,566,045
       Pantego, TX                                    November 1, 2008                         3,522,092          2,873,092
       Corporate                                      November 1, 2008                         3,808,259          1,731,259
                                                                                      ------------------    ---------------
                                                                                      $       24,387,366    $    18,323,367
                                                                                      ==================    ===============


     Under the terms of a construction loan facility with a financial institution, as amended August 7, 2001, the Partnership may borrow up to $56,270,246 to fund the costs of construction of senior living facilities. Project loans may not exceed the lessor of (1) 80% of the appraised value of the project or (2) 85% of the project costs. Amounts borrowed and repaid may not be reborrowed. The original commitment period is twelve months from the closing of the first project loan, but the loan closing date can be no later than January 30, 1999. The commitment period may be extended for twelve months. Project loans have an original term of thirty-six months, but can be extended subject to the terms of the agreement. The facility has commitment, application, reaffirmation, and extension fee requirements. Interest applicable to the borrowings is based on the LIBOR rate, plus 2.25, or at the Partnership's option, the financial institution's base rate, and is payable monthly. As security for the debt, the financial institution has (1) first lien deeds of trust on the properties (2)
     assignment of leases, rents and licenses and (3) all equipment and furnishings. As of December 31, 2002 and 2001, investment securities of $3,000,000 and $1,500,000, respectively, were restricted as to use in accordance with the terms of the construction loan facility. The facility contains various provisions and restrictive covenants.

     Borrowings at December 31, were as follows:


                                                                                                Outstanding Balance
       Project Location                                    Maturity                          2002                 2001
       ----------------                               -----------------               ------------------    ---------------

       Columbia, SC                                   January 1, 2004                 $        9,233,995    $     9,127,354
       Deer Park, TX                                  January 1, 2004                          9,310,286          9,236,164
       Jackson, MS                                    January 1, 2004                          9,413,988          9,413,988
       Mansfield, OH                                  January 1, 2004                          9,151,550          9,151,550
       Edison Lake, IN                                January 1, 2004                          9,630,135          9,543,676
       Pantego, TX                                    January 1, 2004                          9,530,291          9,530,291
                                                                                      ------------------    ---------------
                                                                                      $       56,270,245    $    56,003,023
                                                                                      ==================    ===============


     Maturities  of notes  payable are as follows for the years ending  December
     31:


                                     Affiliate               Other                Total
                                -----------------    -------------------- ---------------------

       2003                     $        -            $                     $       -
       2004                              -             56,270,245            56,270,245
       Thereafter                24,387,366                    -             24,387,366
                                -----------------    -------------------- ---------------------
                                $24,387,366           $56,270,245           $80,657,611
                                =================    ==================== =====================

4.   INCOME TAXES

     No provision has been made in the financial statements for Federal income taxes because, under current law, no Federal income taxes are paid directly by the Partnership. The partners are responsible for their respective shares of the Partnership's items of income, deductions, losses and credits.

5.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

6.   SUBSEQUENT EVENT (UNAUDITED)

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners III, Inc. (Triad III). Triad III and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad III will sell its general and limited partnership interests for an aggregate of approximately $932,000. Upon completion of this transaction, which the Partnership expects to take place by the end of the Partnership's second fiscal quarter of 2003, the purchaser will wholly own the Partnership. The purchase agreement is subject to customary terms and conditions.

(iii) Financial Statements of Triad Senior Living IV, LP


                                             TRIAD SENIOR LIVING IV, LP
                                                   BALANCE SHEETS


                                                                                     June 30,         December 31,
                                                                                       2003               2002
                                                                                    -------------     ---------------
                                                                                     (Unaudited)       (Audited)
ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                                            $ 1,323,000         $ 1,323,000
     Buildings and improvements                                                       23,126,958          23,100,280
     Furniture and fixtures                                                              851,853             850,332
                                                                                    -------------     ---------------
                                                                                      25,301,811          25,273,612
     Accumulated depreciation                                                          (879,633)           (546,852)
                                                                                    -------------     ---------------
        Net property held for investment                                              24,422,178          24,726,760
                                                                                    -------------     ---------------

OTHER ASSETS
     Cash                                                                                804,483             270,645
     Accounts receivable - related party                                                 549,000             549,000
     Accounts receivable                                                                       -               6,389
     Inventories                                                                          16,281              15,724
     Prepaid expenses                                                                          -             140,275
     Deposits                                                                            183,939             735,432
     Debt issue costs - net of accumulated amortization of $132,818
       and $97,415 at June 30, 2003 and December 31, 2002, respectively                  132,593             167,996
                                                                                    -------------     ---------------
        Total other assets                                                             1,686,296           1,885,461
                                                                                    -------------     ---------------
                                                                                     $26,108,474         $26,612,221
                                                                                    =============     ===============


                                         LIABILITIES AND PARTNERS' DEFICIT


LIABILITIES
     Accounts payable - related party                                                 $   25,113          $   17,053
     Accounts payable                                                                    176,439             339,167
     Accrued interest - related party                                                  1,954,490           1,557,674
     Accrued interest                                                                          -              67,940
     Accrued property taxes                                                              286,772             259,787
     Accrued expenses - related party                                                     16,308              11,586
     Accrued expenses                                                                     65,521              62,998
     Security deposits                                                                   103,001              82,501
     Deferred income                                                                           -              13,045
     Notes payable - related party                                                     9,799,317           9,436,155
     Notes payable                                                                    18,627,307          18,466,462
                                                                                    -------------     ---------------
        Total liabilities                                                             31,054,268          30,314,368
                                                                                    -------------     ---------------
PARTNERS' DEFICIT                                                                    (4,945,794)         (3,702,147)
                                                                                    -------------     ---------------
                                                                                     $26,108,474         $26,612,221
                                                                                    =============     ===============


The accompanying notes are an integral part of these financial statements.

                                                TRIAD SENIOR LIVING IV, LP
                                                 STATEMENTS OF OPERATIONS



                                                             Three Months Ended                    Six Months Ended
                                                      ---------------------------------   ---------------------------------
                                                          June 30,          June 30,          June 30,           June 30,
                                                            2003              2002              2003               2002
                                                      ---------------   ---------------   --------------    ---------------
                                                        (Unaudited)       (Unaudited)       (Unaudited)        (Unaudited)
REVENUES
      Rental income                                    $     955,928     $     148,071     $  1,827,486       $     172,944
      Resident and healthcare income                           6,078               471           11,267               1,081
                                                      ---------------   ---------------   --------------    ---------------
         Total revenues                                      962,006           148,542        1,838,753             174,025


COSTS AND EXPENSES                                         1,210,561           800,037        2,360,822           1,248,848
                                                      ---------------   ---------------   --------------    ---------------


          OPERATING LOSS                                    (248,555)       (651,495)          (522,069)         (1,074,823)

OTHER INCOME AND (EXPENSE)
      Interest and other income                                4,664             3,502            7,535               4,502
      Interest expense                                      (367,225)         (320,721)        (729,113)           (481,001)
                                                      ---------------   ---------------   --------------    ---------------
         Total other income and (expense)                   (362,561)         (317,219)        (721,578)           (476,499)
                                                      ---------------   ---------------   --------------    ---------------
NET LOSS                                               $    (611,116)    $    (968,714)    $ (1,243,647)      $  (1,551,322)
                                                      ===============   ===============   ==============    ===============



















The accompanying notes are an integral part of these financial statements.


                                                TRIAD SENIOR LIVING IV, LP
                                              STATEMENTS OF PARTNERS' DEFICIT
                             Year Ended December 31, 2002 and Six Months Ended June 30, 2002
                                                        (Unaudited)




                                                              General         Limited
                                                              Partner         Partners           Total
                                                           ------------     -----------      ------------


Partners' deficit at January 1, 2002                       $  (215,384)     $      -         $  (215,384)

      Net loss                                              (3,486,763)            -          (3,486,763)
                                                           ------------     -----------      ------------

Partners' deficit at December 31, 2002                      (3,702,147)            -          (3,702,147)

      Net loss                                              (1,243,647)            -          (1,243,647)
                                                           ------------     -----------      ------------

Partners' deficit at June 30, 2003                         $(4,945,794)     $      -         $(4,945,794)
                                                           ============     ===========      ============

























The accompanying notes are an integral part of these financial statements.

                                                TRIAD SENIOR LIVING IV, LP
                                                 STATEMENTS OF CASH FLOWS

                                                                  Six Months Ended     Six Months Ended
                                                                      June 30,             June 30,
                                                                        2003                 2002
                                                                  ----------------     ---------------
                                                                    (Unaudited)           (Unaudited)
Operating activities
  Net loss                                                        $   (1,243,647)      $   (1,551,323)
  Adjustment to reconcile net loss to net
  cash provided by operating activities:
      Amortization                                                        35,402               58,811
      Depreciation                                                       332,781              210,419
      Net change in operating assets and liabilities
        Accounts receivable - related party                                    -              (39,418)
        Accounts receivable                                                6,389               11,411
        Inventories                                                         (557)             (11,338)
        Prepaid expenses                                                 140,275                    -
        Accounts payable - related party                                   8,060               (7,276)
        Accounts payable                                                (162,728)          (3,459,569)
        Accrued interest - related party                                 396,816              383,186
        Accrued interest                                                 (67,940)                   -
        Accrued property taxes                                            26,985               88,637
        Accrued expenses - related party                                   4,722               10,000
        Accrued expenses                                                   2,523               44,594
        Security deposits                                                 20,500               28,501
        Deferred income                                                  (13,045)                   -
                                                                  ----------------     ---------------
          Net cash provided by/(used in) operating
          activities                                                    (513,464)          (4,233,365)
                                                                  ----------------     ---------------

Increase activities
      Construction in process                                                  -           22,195,657
      Property held for investment                                       (28,199)         (24,402,368)
      Deposits                                                           551,494             (631,207)
                                                                  ----------------     ---------------
          Net cash provided by/(used in) investing
          activities                                                     523,295           (2,837,918)
                                                                  ----------------     ---------------

Financing activities
      Proceeds from notes payable - related party                        470,452            1,661,706
      Payments on notes payable - related party                         (107,290)                   -
      Proceeds from notes payable                                        160,845            5,500,700
                                                                  ----------------     ---------------
          Net cash provided by financing activities                      524,007            7,162,405
                                                                  ----------------     ---------------



Increase in cash and cash equivalents                                    533,838               91,122
Cash and cash equivalents at beginning of period                         270,645              417,980
                                                                  ----------------     ---------------
Cash and cash equivalents at end of period                        $      804,483       $      509,102
                                                                  ----------------     ---------------
Supplemental disclosures:
Cash paid during the year for:
      Interest                                                    $            -       $            -
                                                                  ================     ===============
      Income taxes                                                $            -       $            -
                                                                  ================     ===============

The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living IV, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living IV, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on December 22, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i)     Adjusted  net loss shall be  allocated  to the General and
                      Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners IV, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On December 22, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad IV for an amount equal to the amount Triad IV paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     CSLC has loaned the Partnership $9,799,317 and $9,436,155 as of June 30, 2003 and December 31, 2002, respectively.

     Asset management fees of $12,000, payable to affiliates, were incurred and expensed in each of the six months ended June 30, 2003 and 2002. Accounts payable to affiliates at June 30, 2003 and December 31, 2002 totaled $25,113 and $17,053, respectively. For the six months ended June 30, 2003 and 2002, related party interest incurred was $396,816 and $383,185, respectively. Accrued interest payable to a related party was $1,954,490 and $1,557,674, at June 30, 2003 and December 31, 2002, respectively.

3.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

4.   CSLC PURCHASE OF PARTNERSHIP INTEREST

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners IV, Inc. (Triad IV). Triad IV and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad IV will sell its general and limited partnership interests for an aggregate of approximately $108,000. On July, 29, 2003, CSLC purchased the remaining general and limited partnership interests of the Partnership and wholly owns the Partnership.

Report of Independent Certified Public Accountants



The Partners
Triad Senior Living IV, L.P.



We have audited the accompanying balance sheets of Triad Senior Living IV, L.P. (A Texas Limited Partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triad Senior Living IV, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepting in the United States of America.


/s/ Lane Gorman Trubitt, L.L.P.
-------------------------------------------
Lane Gorman Trubitt, L.L.P.

Dallas, Texas
February 14, 2003

                                                Triad Senior Living IV, L.P.
                                               (A Texas Limited Partnership)
                                                      BALANCE SHEETS
                                                        December 31,

                                                                                              2002               2001
                                                                                        -----------------------------------

ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
   Land                                                                                 $    1,323,000       $          -
   Buildings and improvements                                                               23,100,280                  -
   Furniture and fixtures                                                                      850,332                  -
   Construction in process                                                                           -         24,014,866
                                                                                        -----------------------------------
                                                                                            25,273,612         24,014,866

Accumulated depreciation                                                                      (546,852)                 -
                                                                                        -----------------------------------
Net property held for investment                                                            24,726,760         24,014,866
                                                                                        -----------------------------------

OTHER ASSETS
   Cash                                                                                        270,645            417,981
   Accounts receivable - related party                                                         549,000            549,000
   Accounts receivable                                                                           6,389              4,934
   Inventories                                                                                  15,724                  -
   Prepaid expenses                                                                            140,275                  -
   Deposits                                                                                    735,432            356,500
   Debt issue  costs - net of  accumulated  amortization  of $97,415
     and $195,685 at December 31, 2002 and 2001, respectively                                  167,996            132,186
                                                                                        -----------------------------------
         Total other assets                                                                  1,885,461          1,460,601
                                                                                        -----------------------------------
                                                                                        $   26,612,221     $   25,475,467
                                                                                        ===================================

LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES
   Accounts payable - related party                                                             17,053             33,311
   Accounts payable                                                                            339,167          3,980,931
   Accrued interest - related party                                                          1,557,674            993,691
   Accrued interest                                                                             67,940                  -
   Accrued property taxes                                                                      259,787             80,001
   Accrued expenses - related party                                                             11,586                  -
   Accrued expenses                                                                             62,998                  -
   Security deposits                                                                            82,501             24,500
   Deferred income                                                                              13,045                  -
   Notes payable - related party                                                             9,436,155          8,662,404
   Notes payable                                                                            18,466,462         11,916,013
                                                                                        -----------------------------------
         Total liabilities                                                                  30,314,368         25,690,851
                                                                                        -----------------------------------


The accompanying notes are an integral part of these financial statements.


                                      F-2



PARTNERS' DEFICIT                                                                           (3,702,147)          (215,384)
                                                                                        -----------------------------------
                                                                                        $   26,612,221      $  25,475,467
                                                                                        ===================================






































The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living IV, L.P.
                          (A Texas Limited Partnership)
                            STATEMENTS OF OPERATIONS
                            Years Ended December 31,

                                                 2002               2001
                                          ------------------------------------
REVENUES
Rental income                                  1,365,041                  -
Resident and health care income                   22,160                  -
Other income                                           -                999
                                          ------------------------------------
Total revenues                                 1,387,201                999


COSTS AND EXPENSES                             3,608,410            194,908
                                          ------------------------------------

OPERATING LOSS                                (2,221,209)          (193,909)

OTHER INCOME AND (EXPENSE)
Gain (loss) on sale of property                  (25,726)            58,856
Interest and other income                         13,466                  -
Interest expense                              (1,253,294)           (66,711)
                                          ------------------------------------
Total other income and (expense)              (1,265,554)            (7,855)
                                          ------------------------------------
NET LOSS                                      (3,486,763)          (201,764)
                                          ====================================














The accompanying notes are an integral part of these financial statements.


                                                Triad Senior Living IV, L.P.
                                                (A Texas Limited Partnership)
                                              STATEMENTS OF PARTNERS' DEFICIT
                                           Years Ended December 31, 2002 and 2001



                                                    General            Limited
                                                    Partner            Partners             Total
                                                 -------------------------------------------------------

Partners' deficit at January 1, 2001                $    (13,620)         $        -       $    (13,620)


         Net loss                                       (201,764)                  -           (201,764)
                                                  -------------------------------------------------------

Partners' deficit at December 31, 2001                  (215,384)                  -           (215,384)

         Net loss                                     (3,486,763)                  -         (3,486,763)
                                                  -------------------------------------------------------

Partners' deficit at December 31, 2002             $  (3,702,147)         $        -      $  (3,702,147)
                                                  =======================================================










The accompanying notes are an integral part of these financial statements.

                                                Triad Senior Living IV, L.P.
                                                (A Texas Limited Partnership)
                                                 STATEMENTS OF CASH FLOWS
                                                  Years Ended December 31,

                                                                                              2002               2001
                                                                                       -------------------------------------
Cash flows from operating activities
                                                                                                           $
   Net loss                                                                            $     (3,486,763)          (201,764)
   Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities
Amortization                                                                                    103,895            110,641
Depreciation                                                                                    546,852                  -
(Gain) loss on sale of property                                                                  25,726            (58,856)
Net change in operating assets and liabilities
   Accounts receivable - related party                                                                -              7,434
   Accounts receivable                                                                           (1,455)            (4,934)
   Inventories                                                                                  (15,724)                 -
   Prepaid expenses                                                                            (140,275)                 -
   Accounts payable - related party                                                             (16,258)        (1,122,947)
   Accounts payable                                                                          (3,641,764)         2,552,685
   Accrued interest - related party                                                             778,398            657,255
   Accrued interest                                                                              67,940                  -
   Accrued property taxes                                                                       179,786             80,001
   Accrued expenses - related party                                                              11,586                  -
   Accrued expenses                                                                              62,998                  -
   Security deposits                                                                             58,001             24,500
   Deferred income                                                                               13,045                  -
                                                                                       -------------------------------------
         Net cash provided by (used in) operating activities                                 (5,454,012)         2,044,015
                                                                                       -------------------------------------

Cash flows from investing activities
   Property held for investment                                                              (2,641,148)       (13,560,972)
   Deposits                                                                                    (378,932)          (356,500)
                                                                                       -------------------------------------
         Net cash used in investing activities                                               (3,020,080)       (13,917,472)
                                                                                       -------------------------------------

Cash flows from financing activities
     Proceeds from notes payable - related party                                              2,316,012          1,518,955
     Payments on notes payable - related party                                                 (400,000)                 -
     Proceeds from notes payable                                                              6,550,449         10,755,736
     Debt issue costs                                                                          (139,705)                 -
                                                                                       -------------------------------------
         Net cash provided by financing activities                                            8,326,756         12,274,691
                                                                                       -------------------------------------


Net increase (decrease) in cash                                                                (147,336)           401,234

Cash at beginning of year                                                                       417,981             16,747
                                                                                       -------------------------------------

Cash at end of year                                                                             270,645            417,981
                                                                                       =====================================

Supplemental disclosures of cash flow information
Cash paid during the year for: `
   Income taxes                                                                         $             -    $             -





The accompanying notes are an integral part of these financial statements.


                                      F-6

   Interest (net of amount capitalized)                                                         749,875            324,637
Supplemental schedule of noncash investing and financing activities:
   Sale of property held for investment via reduction in a related
     party note payable                                                                $      1,382,402    $     2,691,674
   Purchase of property held for investment via increase in a related
     party note payable                                                                $              -    $     2,632,818




































The accompanying notes are an integral part of these financial statements.

                          Triad Senior Living IV, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living IV, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on December 22, 1998. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i)     Adjusted  net loss shall be  allocated  to the General and
                      Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners IV, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Cash and Cash Equivalents

     The Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     The Partnership maintains its cash balances in several financial institutions located in Texas, which at times may exceed insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Inventories

     Inventories of food are used in operations and are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

     Property Held for Investment

     Property held for investment is stated at cost. Major renewals and improvements are capitalized, while costs of replacements, maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

              Buildings and improvements         20 - 40 years
              Furniture and fixtures              5 - 10 years

     Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     During project development, the costs of materials, services and payroll-related expenditures, including interest were capitalized. Capitalized costs of the projects are depreciated over their estimated service lives when the projects are placed in service. As of May 31, 2002, all property was in service and carried at cost less accumulated depreciation. Depreciation expense charged to operations was $546,852 and $-0- for the years ended December 31, 2002 and 2001, respectively. When management determines a project will not result in probable future economic benefits, the related capitalized development costs are removed from the accounts and a loss is recognized.

     Interest is capitalized in connection with the construction of its projects. The capitalized interest is recorded as part of the project and will be amortized over the project's estimated life. For the years ended December 31, 2002 and 2001, total interest incurred was $1,350,225 and $657,255, of which $96,931 and $657,255 was capitalized, respectively.

     The development of senior living communities typically involves a substantial commitment of capital over a 12-month construction period during which time no revenues are generated, following by a 12-month lease-up period. The Partnership anticipates that newly opened or expanded communities will operate at a loss during a substantial portion of the lease-up period.

     At each balance sheet date, management reviews the carrying value of property held for investment to determine if facts and circumstances suggest that they may be impaired or that the amortization or depreciation period may need to be changed. Management does not believe there are any indicators that would require an adjustment to the carrying value of the property held for investment or the remaining useful lives as of December 31, 2002 and 2001.

     Revenue Recognition

     Revenue is reported at the estimated net realizable amount from residents and third-party payors when services are provided.

     Revenue under third-party payor agreements is subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered. Any differences between estimated and actual reimbursements are included in operations in the year of settlement.

     Laws and regulations governing Medicare and Medicaid programs are complex and subject to interpretation. Management believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties and exclusion from the Medicare and Medicaid programs.

     Amortization

     Debt issue costs are amortized over the term of the note payable on a straight-line basis.

     Advertising Costs

     Advertising  costs,  included  in  costs  and  expenses,   are  charged  to
     operations as incurred and was $5,273 and $-0- for the years ended December 31, 2002 and 2001, respectively.

     Use of Estimates

     In preparing the Partnership's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On December 22, 1998, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad IV for an amount equal to the amount Triad IV paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     During 1998, a related party agreed to loan the Partnership up to $10,000,000. See Footnote 3.

     During 2002, undeveloped land was transferred to CSLC and the proceeds of $1,382,402 were offset against the note payable to CSLC. The transaction generated a loss on sale of $25,726.

2.   TRANSACTIONS WITH AFFILIATED PARTIES (CONTINUED)

     During 2001, two properties and the associated notes payable were transferred from an affiliated entity, Triad Senior Living V, L.P. at cost of $2,632,818. These properties were then sold to CSLC and the proceeds of $2,691,674 were used to pay down the note payable to CSLC. These transactions generated a gain on sale of $58,856.

     Development fees of $-0- and $56,664, payable to affiliates were incurred and capitalized for the years ended December 31, 2002 and 2001, respectively. Asset management fees of $24,000, payable to affiliates were incurred and expensed in each of the years ended December 31, 2002 and 2001. Accounts payable to affiliates at December 31, 2002 and 2001 totaled $17,053 and $33,311, respectively. For 2002 and 2001, related party interest incurred was $681,467 and $657,255, respectively. Accrued interest payable to a related party was $1,557,674 and $993,691, at December 31, 2002 and 2001, respectively.

3.   NOTES PAYABLE

     Under the terms of a subordinated promissory note with a related party, as amended January 1, 2001, the Partnership may borrow up to $10,000,000 at 8.00%. This loan may be prepaid without penalty. Interest is payable quarterly after the first borrowing.

     Borrowings at December 31, were as follows:


                                                                             Outstanding Balance
                                                                  --------------------------------------
         Project Location                            Maturity               2002              2003
         ---------------                  --------------------------------------------------------------

         N. Richland Hills, Texas         December 30, 2008       $        4,562,746  $        3,126,511
         Richardson, Texas                December 30, 2008                3,885,479           3,559,627
         Gilbert, Arizona                 December 30, 2003                                    1,142,261
         Corporate                        December 30, 2008                  987,930             834,005
                                                                  ------------------  ------------------
                                                                  $        9,436,155  $        8,662,404
                                                                  ==================  ==================


     Under the terms of a construction loan facility with a financial institution, as amended March 22, 2002, the Partnership may borrow up to $18,627,307 to fund the costs of construction of senior living facilities. Project loans may not exceed the lessor of (1) 80% of the appraised value of the project or (2) 85% of the project costs. Amounts borrowed and repaid may not be reborrowed. The amended construction loan maturity date is December 31, 2004, but can be extended subject to the terms of the agreement to December 31, 2006. The facility has commitment, application, reaffirmation, and extension fee requirements. Interest applicable to the borrowings is based on the LIBOR rate, plus 2.25, or at the Partnership's option, the financial institution's base rate, and is payable monthly. As security for the debt, the financial institution has (1) first lien deeds of trust on the properties (2) assignment of leases, rents and licenses and
     (3) all equipment and furnishings. The facility contains various provisions and restrictive covenants.

     Borrowings at December 31, were as follows:



                                                                                      Outstanding Balance
         Project Location                            Maturity             2002              2003
         ---------------                  --------------------------------------------------------------

         N. Richland Hills, Texas          December 31, 2004      $        8,627,307  $                -
         Richardson, Texas                 December 31, 2004               9,839,155                   -
         Corporate                         December 31, 2004                       -          11,916,013
                                                                  ------------------  ------------------
                                                                  $       18,466,462  $       11,916,013
                                                                  ==================  ==================


     Maturities  of notes  payable are as follows for the years ending  December
     31,:

                              Affiliate           Other             Total
                            -----------     --------------     --------------
      2003                  $        -      $           -      $          -
      2004                                     18,466,462                 -
      2005                           -                  -                 -
      2006                           -                  -                 -
      2007                           -                  -                 -
      Thereafter             9,436,155                  -         9,436,155
                            -----------     -------------      --------------
                            $9,436,155      $  18,466,462      $ 27,902,617
                            ===========     =============      ==============

4.   INCOME TAXES


     No provision has been made in the financial statements for Federal income taxes because, under current law, no Federal income taxes are paid directly by the Partnership. The partners are responsible for their respective shares of the Partnership's items of income, deductions, losses and credits.

5.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

6.   SUBSEQUENT EVENT (UNAUDITED)

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners IV, Inc. (Triad IV). Triad IV and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad IV will sell its general and limited partnership interests for an aggregate of approximately $108,000. Upon completion of this transaction, which the Partnership expects to take place by the end of the Partnership's second fiscal quarter of 2003, the purchaser will wholly own the Partnership. The purchase agreement is subject to customary terms and conditions.

(iv) Financial Statements of Triad Senior Living V, LP


                                     TRIAD SENIOR LIVING V, LP
                                          BALANCE SHEETS


                                                                     June 30,        December 31,
                                                                       2003              2002
                                                                  --------------    -------------
                                                                    (Unaudited)        (Audited)
ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                         $  1,024,404      $  1,024,404
     Buildings and improvements                                      9,661,501         9,660,221
     Furniture and fixtures                                            315,601           311,499
     Vehicles                                                           49,613            49,613
                                                                  --------------    -------------
                                                                     11,051,119        11,045,737
     Accumulated depreciation                                          (587,619)         (445,925)
                                                                  --------------    -------------
        Net property held for investment                             10,463,500        10,599,812
                                                                  --------------    -------------

OTHER ASSETS
     Cash                                                                65,360           116,047
     Accounts receivable                                                  3,643             1,044
     Inventories                                                         11,139             9,211
     Prepaid expenses                                                         -            41,665
     Deposits                                                           757,106           757,106
     Debt issue costs - net of accumulated amortization
       of $153,310 and $148,310 at June 30, 2003 and
       December 31, 2002, respectively                                   25,000            30,000
                                                                  --------------    -------------
        Total other assets                                              862,248           955,073
                                                                  --------------    -------------
                                                                  $  11,325,748     $  11,554,885
                                                                  ==============    =============


                                      LIABILITIES AND PARTNERS' DEFICITY


LIABILITIES
     Accounts payable - related party                                         -             5,890
     Accounts payable                                                     8,121            13,828
     Accrued interest - related party                                   913,441           725,257
     Accrued interest                                                    38,053            39,757
     Accrued expenses - related party                                     7,041             6,420
     Accrued expenses                                                    62,556            32,768
     Security deposits                                                   12,328            13,678
     Deferred income                                                          -            27,416
     Notes payable - related party                                    4,711,950         4,610,950
     Notes payable                                                    8,697,888         8,794,141
                                                                  --------------    -------------
        Total liabilities                                            14,451,378        14,270,105
                                                                  --------------    -------------

PARTNERS' DEFICIT                                                    (3,125,630)       (2,715,220)
                                                                  --------------    -------------

                                                                  $  11,325,748     $  11,554,885
                                                                  ==============    =============


The accompanying notes are an integral part of these financial statements.

                                                TRIAD SENIOR LIVING V, LP
                                                 STATEMENTS OF OPERATIONS


                                                                Three Months Ended                 Six Months Ended
                                                         -------------------------------   -------------------------------
                                                             June 30,        June 30,          June 30,        June 30,
                                                               2003            2002              2003            2002
                                                         ---------------   -------------   ---------------   -------------
                                                           (Unaudited)      (Unaudited)      (Unaudited)      (Unaudited)
REVENUES
      Rental income                                      $   422,714       $   273,640     $     844,239     $    497,778
      Resident and healthcare income                           3,313            1,921            4,310            3,332
                                                         ---------------   -------------   ---------------   -------------
         Total revenues                                      426,027          275,561          848,549          501,110

COSTS AND EXPENSES                                           432,207          416,466          842,671          790,492
                                                         ---------------   -------------   ---------------   -------------

          OPERATING PROFIT/(LOSS)                             (6,180)        (140,905)           5,878         (289,382)

OTHER INCOME AND (EXPENSE)
      Interest and other income                                    -              500            2,500            1,000
      Interest expense                                      (210,621)        (211,617)        (418,788)        (398,392)
                                                         ---------------   -------------   ---------------   -------------
         Total other income and (expense)                   (210,621)        (211,117)        (416,288)        (397,392)
                                                         ---------------   -------------   ---------------   -------------
NET LOSS                                                 $  (216,801)      $ (352,022)     $  (410,410)      $ (686,774)
                                                         ===============   =============   ===============   =============
























The accompanying notes are an integral part of these financial statements.


                                                TRIAD SENIOR LIVING V, LP
                                             STATEMENTS OF PARTNERS' DEFICIT
                             Year Ended December 31, 2002 and Six Months Ended June 30, 2003
                                                       (Unaudited)




                                                          General          Limited
                                                          Partner          Partners         Total
                                                          -------------    -----------      ---------


Partners' deficit at January 1, 2002                      $ (1,460,405)    $ (1,000)        $ (1,461,405)

      Capital contribution                                           -       50,000               50,000

      Net loss                                              (1,254,815)     (49,000)          (1,303,815)
                                                          -------------    -----------      --------------

Partners' deficit at December 31, 2002                      (2,715,220)           -           (2,715,220)

      Net loss                                                (410,410)           -             (410,410)
                                                          -------------    -----------      ---------------
Partners' deficit at June 30, 2003                        $  (3,125,630)   $      -         $   (3,125,630)
                                                          =============    ===========      ===============









The accompanying notes are an integral part of these financial statements.

                                                TRIAD SENIOR LIVING V, LP
                                                 STATEMENTS OF CASH FLOWS

                                                                                    Six Months Ended     Six Months Ended
                                                                                        June 30,             June 30,
                                                                                          2003                 2002
                                                                                    --------------       --------------
                                                                                      (Unaudited)          (Unaudited)

Operating activities
  Net loss                                                                          $   (410,410)        $     (686,774)
  Adjustment to reconcile net loss to net
  cash provided by operating activities:
      Amortization                                                                         5,000                 27,719
      Depreciation                                                                       141,694                140,898
      Net change in operating assets and liabilities
        Accounts receivable                                                               (2,599)                28,097
        Inventories                                                                       (1,928)                (1,563)
        Prepaid expenses                                                                  41,665                 10,757
        Accounts payable - related party                                                  (5,890)               (29,001)
        Accounts payable                                                                  (5,707)               (13,440)
        Accrued interest - related party                                                 188,184                150,180
        Accrued interest                                                                  (1,704)                     -
        Accrued expenses - related party                                                     621                     93
        Accrued expenses                                                                  29,788                 73,353
        Security deposits                                                                 (1,350)                  (443)
        Deferred income                                                                  (27,416)                (2,033)
                                                                                    --------------       --------------
          Net cash used in operating activities                                          (50,052)              (302,157)
                                                                                    --------------       --------------


Investing activities
      Property held for investment                                                        (5,382)                     -
      Deposits                                                                                 -               (750,000)
                                                                                    --------------       --------------
          Net cash used in investing activities                                           (5,382)              (750,000)
                                                                                    --------------       --------------

Financing activities
      Proceeds from notes payable - related party                                        101,000                828,001
      Proceeds from notes payable                                                              -                274,353
      Notes repayment                                                                    (96,253)               (26,140)
      Debt issue costs                                                                         -                (40,000)
                                                                                    --------------       --------------
          Net cash provided by financing activities                                        4,747              1,036,214
                                                                                    --------------       --------------


Decrease in cash and cash equivalents                                                    (50,687)               (15,943)
Cash and cash equivalents at beginning of period                                         116,047                 69,397
                                                                                    --------------       --------------
Cash and cash equivalents at end of period                                                65,360                 53,454
                                                                                    ==============       ==============

Supplemental disclosures:
Cash paid during the year for:
      Interest                                                                      $    232,309         $           -
                                                                                    ==============       ==============
      Income taxes                                                                  $          -         $           -
                                                                                    ==============       ==============

The accompanying notes are an integral part of these financial statements.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living V, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on December 1, 1999. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners V, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On December 1, 1999, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad V for an amount equal to the amount Triad V paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     CSLC has loaned the Partnership $4,711,950 and $4,610,950 as of June 30, 2003 and December 31, 2002, respectively.

     Asset management fees of $12,000, payable to affiliates, were incurred and expensed for each of the six months ended June 30, 2003 and 2002. Accounts payable to affiliates at June 30, 2003 and December 31, 2002 totaled $0 and $5,890, respectively. For the six months ended June 30, 2003 and 2002, related party interest incurred was $188,184 and $150,179, respectively. Accrued interest payable to a related party was $913,441 and $725,257 at June 30, 2003 and December 31, 2002, respectively.

3.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

4.   CSLC PURCHASE OF PARTNERSHIP INTEREST

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners V, L.L.C. (Triad V). Triad V and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad V will sell its general and limited partnership interests for an aggregate of approximately $84,000. On July 29, 2003, CSLC purchased the remaining general and limited partnership interests of the Partnership and wholly owns the Partnership.

Report of Independent Certified Public Accountants


The Partners
Triad Senior Living V, L.P.

We have audited the accompanying balance sheets of Triad Senior Living V, L.P. (A Texas Limited Partnership) as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triad Senior Living V, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Lane Gorman Trubitt, L.L.P.
-------------------------------------
Lane Gorman Trubitt, L.L.P.



Dallas, Texas
February 14, 2003

                                                 Triad Senior Living V, L.P.
                                                (A Texas Limited Partnership)
                                                       BALANCE SHEETS
                                                        December 31,



                                                                                              2002               2001
                                                                                              ----               ----

                                                           ASSETS

PROPERTY HELD FOR INVESTMENT - AT COST
     Land                                                                                   $   1,024,404       $   1,024,404
     Buildings and improvements                                                                 9,660,221           9,635,440
     Furniture and fixtures                                                                       311,499             309,840
     Vehicles                                                                                      49,613              49,613
                                                                                            --------------      --------------
                                                                                               11,045,737          11,019,297
     Accumulated depreciation                                                                    (445,925)           (164,093)
                                                                                            --------------      --------------
         Net property held for investment                                                      10,599,812          10,855,204
                                                                                            --------------      --------------

OTHER ASSETS
     Cash                                                                                         116,047              69,397
     Accounts receivable                                                                            1,044               1,278
     Inventories                                                                                    9,211               5,501
     Prepaid expenses                                                                              41,665               8,070
     Deposits                                                                                     757,106               3,000
     Debt issue costs - net of accumulated amortization of $148,310
         and $201,418 at December 31, 2002 and 2001, respectively                                  30,000              46,437
                                                                                            --------------      --------------
             Total other assets                                                                   955,073             133,683
                                                                                            --------------      --------------

                                                                                            $  11,554,885       $  10,988,887
                                                                                            ==============      ==============
                                              LIABILITIES AND PARTNERS' DEFICIT
LIABILITIES
     Accounts payable - related party                                                         $     5,890        $     30,918
     Accounts payable                                                                              13,828               6,596
     Accrued interest - related party                                                             725,257             395,655
     Accrued interest                                                                              39,757                   -
     Accrued expenses - related party                                                               6,420               5,000
     Accrued expenses                                                                              32,768               3,251
     Security deposits                                                                             13,678              13,750
     Deferred income                                                                               27,416               2,033
     Notes payable - related party                                                              4,610,950           3,450,425
     Notes payable                                                                              8,794,141           8,542,664
                                                                                            --------------      --------------
         Total liabilities                                                                     14,270,105          12,450,292
                                                                                            --------------      --------------

PARTNERS' DEFICIT                                                                              (2,715,220)         (1,461,405)
                                                                                            --------------      --------------

                                                                                            $  11,554,885       $  10,988,887
                                                                                            ==============      ==============


The accompanying notes are an integral part of these financial statements.

                                                 Triad Senior Living V, L.P.
                                                (A Texas Limited Partnership)
                                                  STATEMENTS OF OPERATIONS
                                                   Years Ended December 31,

                                                                                         2002               2001
                                                                                         ----               ----

REVENUES
     Rental income                                                                  $  1,203,446       $   298,726
     Resident and healthcare income                                                        6,357             2,332
                                                                                    -------------       -----------
         Total revenues                                                                1,209,803           301,058

COSTS AND EXPENSES                                                                     1,689,673           968,864
                                                                                    -------------       -----------

         OPERATING LOSS                                                                 (479,870)         (667,806)

OTHER INCOME AND (EXPENSE)
     Interest and other income                                                             8,606             1,000
     Interest expense                                                                   (832,551)         (434,288)
                                                                                    -------------       -----------
         Total other income and (expense)                                               (823,945)         (433,288)
                                                                                    -------------       -----------

NET LOSS                                                                            $ (1,303,815)      $(1,101,094)
                                                                                    =============       ===========


The accompanying notes are an integral part of these financial statements.


                                                 Triad Senior Living V, L.P.
                                                (A Texas Limited Partnership)
                                              STATEMENTS OF PARTNERS' DEFICIT
                                           Years ended December 31, 2002 and 2001



                                                                      General            Limited
                                                                      Partner            Partners             Total
                                                                   -----------        ------------        ------------
Partners' deficit at January 1, 2001                              $  (359,311)        $   (1,000)         $   (360,311)

     Net loss                                                      (1,101,094)                 -            (1,101,094)
                                                                   -----------        ------------        -------------

Partners' deficit at December 31, 2001                             (1,460,405)            (1,000)           (1,461,405)

     Capital contribution                                                   -             50,000                50,000

     Net loss                                                      (1,254,815)           (49,000)           (1,303,815)
                                                                   -----------        ------------        -------------

Partners' deficit at December 31, 2002                            $(2,715,220)        $        -          $ (2,715,220)
                                                                   ===========        ============        =============




The accompanying notes are an integral part of these financial statements.

                                                Triad Senior Living V, L.P.
                                               (A Texas Limited Partnership)
                                                  STATEMENTS OF CASH FLOWS
                                                  Years Ended December 31,



                                                                                        2002                2001
                                                                                        ----                ----

     Cash flows from operating activities
        Net loss                                                                   $ (1,303,815)        $  (1,101,094)
        Adjustments to reconcile net loss to net cash
         used in operating activities
         Amortization                                                                    56,437                45,769
         Depreciation                                                                   281,832               164,093
         Net change in operating assets and liabilities
              Accounts receivable                                                           234                (1,268)
              Inventories                                                                (3,710)               (5,501)
              Prepaid expenses                                                          (33,595)               (8,070)
              Accounts payable - related party                                          (25,028)             (420,521)
              Accounts payable                                                            7,232            (1,446,918)
              Accrued interest - related party                                          329,602                89,928
              Accrued interest                                                           39,757                     -
              Accrued expenses - related party                                            1,420                 5,000
              Accrued expenses                                                           29,517                 3,251
              Security deposits                                                             (72)               13,750
              Deferred income                                                            25,383                 2,033
                                                                                    ------------        --------------
                  Net cash used in operating activities                                (594,806)           (2,659,548)
                                                                                    ------------        --------------

Cash flows from investing activities
     Property held for investment                                                       (26,440)           (2,388,316)
     Deposits                                                                          (754,106)                    -
                                                                                    ------------        --------------
         Net cash used in investing activities                                         (780,546)           (2,388,316)
                                                                                    ------------        --------------

Cash flows from financing activities
     Proceeds from notes payable - related party                                      1,210,525               993,941
     Payments on notes payable - related party                                          (50,000)                    -
     Proceeds from notes payable                                                        361,410             3,935,590
     Notes repayment                                                                   (109,933)                    -
     Debt issue costs                                                                   (40,000)                    -
     Capital contribution                                                                50,000                     -
                                                                                    ------------        --------------
         Net cash provided by financing activities                                    1,422,002             4,929,531
                                                                                    ------------        --------------

Net increase (decrease) in cash                                                          46,650              (118,333)

         Cash at beginning of year                                                       69,397               187,730
                                                                                    ------------         -------------

Cash at end of year                                                                     116,047                69,397
                                                                                    ============         =============



The accompanying notes are an integral part of these financial statements.

                                      H-5

Supplemental  disclosure  of cash flow  information
  Cash paid during the period
     for:
         Income taxes                                                               $        -          $           -
         Interest                                                                   $   463,192         $     282,015

     Non-cash investing and financing activities:
         Sale of property held for investment via reduction in a related party
         note payable                                                               $        -          $   2,632,818




















The accompanying notes are an integral part of these financial statements.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


     BUSINESS ACTIVITY

     Triad Senior Living V, L.P., (the "Partnership") is a limited partnership organized under the laws of the State of Texas on December 1, 1999. The Partnership was formed to acquire, develop, own and operate residential rental properties for retirement age occupants. The Partnership will continue until December 31, 2050, unless terminated earlier under certain provisions of the partnership agreement.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

     Basis of Accounting

     The accompanying financial statements of the Partnership have been prepared on the accrual basis of accounting.

     Allocation of Profits and Losses

     Profits and losses have been allocated as provided in the Partnership agreement.

     Any adjusted net income realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

              (i) Adjusted net income shall be allocated to the General Partner until the aggregate adjusted net income allocated for the current and prior years equals the aggregate amount of adjusted net loss allocated to the General Partner for the current and prior years; and then

              (ii) Adjusted net income shall be allocated to the General and Limited Partners in the same proportion that cumulative adjusted net loss has been allocated to the General and Limited Partners for the current year and prior years until each General and Limited Partner has been allocated cumulative adjusted net income for the current and prior years equal to the cumulative adjusted net loss allocated to the General and Limited Partners for the current and prior years; and then

              (iii) All remaining adjusted net income shall be allocated among the General and Limited Partners in proportion to their respective percentage interests.

     Any adjusted net loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order or priority:

              (i) Adjusted net loss shall be allocated to the General and Limited Partners in proportion to their respective percentage interests until each General and Limited Partner's positive capital account balance is reduced to zero.

              (ii) All remaining adjusted net loss shall be allocated to the General Partner.

     Notwithstanding any other provision of the Partnership agreement, from the date that construction commences with respect to a Property (the "Subject Property") to the date 18 months following the date that the Partnership receives a Certificate of Occupancy for the Subject Property, all adjusted net loss from the Subject Property shall be allocated to Triad Partners V, Inc. The provisions shall be applied to each Property of the Partnership on a property by property basis.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Partner Liability

     A Limited Partner is not personally liable or bound for the expenses, liabilities, or obligations of the Partnership beyond the amount of such Partner's capital contributions as defined in the Partnership agreement.

     No Limited Partner shall be obligated to provide additional capital contributions outside the "original capital contributions" made upon admission to the Partnership or to make a loan to the Partnership.

     Cash and Cash Equivalents

     The Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     The Partnership maintains its cash balances in financial institutions located in Dallas, Texas and Springfield, Missouri, which at times may exceed insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Inventories

     Inventories of food are used in operations and are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

     Property Held for Investment

     Property held for investment is stated at cost. Major renewals and improvements are capitalized, while costs of replacements, maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

              Buildings and improvements       40 years
              Furniture and fixtures           10 years
              Vehicles                          5 years

     Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     During project development, the costs of materials, services and payroll-related expenditures, including interest were capitalized. Capitalized costs of the projects are depreciated over their estimated service lives. Depreciation expense charged to operations was $281,832 and $164,093, for the years ended December 31, 2002 and 2001, respectively. When management determines a project will not result in probable future economic benefits, the related capitalized development costs are removed from the accounts and a loss is recognized. Interest is capitalized in connection with the construction of its projects. The capitalized interest is recorded as part of the project and is amortized over the project's estimated life.

     The development of senior living communities typically involves a substantial commitment of capital over a 12-month construction period during which time no revenues are generated, following by a 12-month lease-up period. The Partnership anticipates that newly opened or expanded communities will operate at a loss during a substantial portion of the lease-up period.

     At each balance sheet date, management reviews the carrying value of property held for investment to determine if facts and circumstances suggest that they may be impaired or that the amortization or depreciation period may need to be changed. Management does not believe there are any indicators that would require an adjustment to the carrying value of the property held for investment or the remaining useful lives as of December 31, 2002 and 2001.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Revenue Recognition

     Revenue is reported at the estimated net realizable amount from residents and third-party payors when services are provided.

     Revenue under third-party payor agreements is subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered. Any differences between estimated and actual reimbursements are included in operations in the year of settlement.

     Laws and regulations governing Medicare and Medicaid programs are complex and subject to interpretation. Management believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties and exclusion from the Medicare and Medicaid programs.

     Amortization

     Debt issue costs are amortized over the term of the note payable on a straight-line basis.

     Advertising Costs

     Advertising  costs,  included  in  costs  and  expenses,   are  charged  to
     operations as incurred and were $16,154 and $20,383 for the years ended December 31, 2002 and 2001, respectively.

     Use of Estimates

     In preparing the Partnership's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TRANSACTIONS WITH AFFILIATED PARTIES

     On December 1, 1999, the Partnership and a subsidiary of Capital Senior Living Corporation ("CSLC"), entered into a Development and Turnkey Services Agreement in connection with the development and management of the planned new Waterford Communities where the Partnership would own and finance the construction of the new communities. A subsidiary of CSLC will have an option to purchase the partnership interest of Triad V for an amount equal to the amount Triad V paid for its interest, plus non-compounded interest of 12% per annum. The property management agreements also provide CSLC's subsidiary with an option to purchase the communities developed by the Partnership upon their completion for an amount equal to the fair market value (based on a third-party appraisal but not less than hard and soft costs and lease-up costs).

     During 1998, a related party agreed to loan the Partnership up to $10,000,000. See Footnote 3.

     During 2001, two properties and the associated notes payable were transferred to an affiliated entity, Triad Senior Living IV, L.P. at a cost of $2,632,818. No profit or loss on sale was recognized on these transactions.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


2.   TRANSACTIONS WITH AFFILIATED PARTIES (CONTINUED)

     Development fees of $-0- and $171,636, payable to affiliates were incurred and capitalized for the years ended December 31, 2002 and 2001, respectively. Asset management fees of $24,000, payable to affiliates were incurred and expensed in each of the years ended December 31, 2002 and 2001. Accounts payable to affiliates at December 31, 2002 and 2001 totaled $5,890 and $30,918, respectively. For 2002 and 2001, related party interest incurred was $329,602 and $395,734, respectively. Accrued interest payable to a related party was $725,257 and $395,655 at December 31, 2002 and 2001, respectively.

3.   NOTES PAYABLE

     Under the terms of a subordinated promissory note with a related party, as amended January 1, 2001, the Partnership may borrow up to $10,000,000 at 8.00%. This loan may be prepaid without penalty. Interest is payable quarterly after the first borrowing.

     Borrowings at December 31, were as follows:


                                                                                Outstanding Balance
                                                                                -------------------
       Project Location                         Maturity                      2002                 2001
       ----------------               -------------------              ------------------    ---------------

       Springfield, Missouri          December 30, 2008                $        4,107,162    $     3,065,139
       Corporate                      December 30, 2008                           503,788            385,286
                                                                       ------------------    ---------------
                                                                       $        4,610,950    $     3,450,425
                                                                       ==================    ===============


     Under the terms of a master construction loan facility with a financial institution, dated July 28, 1999, the Partnership may borrow up to $27,000,000 to fund the costs of construction of senior living facilities. Project loans may not exceed the lessor of (1) 75% of the initial appraised value of the project, (2) 80% of the project costs, or (3) $10,000,000. Amounts borrowed and repaid may not be reborrowed. The commitment period is eighteen months from the closing of the project loan. Project loans have a term of forty-eight months. The facility has commitment, project submission, and construction administration fee requirements. Interest applicable to the borrowings is based on the LIBOR rate, plus 2.50, or at the Partnership's option, the financial institution's base rate plus .75%, and is payable monthly. During months 29 through 48, each loan is payable in monthly installments of principal and interest in amounts necessary to amortize the loan over a term of twenty-five years. As security for the debt, the financial institution has (1) first lien deeds of trust on the properties (2) assignment of leases, rents and licenses and (3) all equipment and furnishings. The facility contains various provisions and restrictive covenants. The Partnership has one project loan dated January 10, 2000, in the original amount of $9,332,736, due on January 10, 2004 with borrowings of $8,794,141 and $8,542,664 at December 31, 2002 and 2001, respectively.

     Maturities  of notes  payable are as follows for the years ending  December
     31,:

                                  Affiliate             Other               Total
                             ------------------  ------------------  -----------------

      2003                   $                -  $          184,841  $         184,841
      2004                                    -           8,609,300          8,609,300
      2005                                    -                   -                  -
      2006                                    -                   -                  -
      2007                                    -                   -                  -
      Thereafter                      4,610,950                   -          4,610,950
                             ------------------  ------------------  -----------------
                             $        4,610,950  $        8,794,141  $      13,405,091
                             ==================  ==================  =================


4.   INCOME TAXES

     No provision has been made in the financial statements for Federal income taxes because, under current law, no Federal income taxes are paid directly by the Partnership. The partners are responsible for their respective shares of the Partnership's items of income, deductions, losses and credits.

                           Triad Senior Living V, L.P.
                          (A Texas Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS


5.   COMMITMENTS AND CONTINGENCIES

     Litigation

     The Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Partnership's financial position.

6.   SUBSEQUENT EVENT (UNAUDITED)

     A subsidiary of CSLC (the "purchaser"), (see note 2) has recently made the election to exercise its option to purchase the partnership interests of Triad Partners V, L.L.C. (Triad V). Triad V and the purchaser entered into a Partnership Interest Purchase Agreement ("Purchase Agreement") on March 25, 2003 whereby Triad V will sell its general and limited partnership interests for an aggregate of approximately $84,000. Upon completion of this transaction, which the Partnership expects to take place by the end of the Partnership's second fiscal quarter of 2003, the purchaser will wholly own the Partnership. The purchase agreement is subject to customary terms and conditions.

(b)      Pro Forma Financial Information

           INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The Pro Forma Consolidated Balance Sheet as of June 30, 2003 and the Pro Forma Consolidated Statements of Income for the six months ended June 30, 2003 and for the year ended December 31, 2002, represent the financial position and results of operations of Capital Senior Living Corporation ("Capital") for such periods after giving effect to the transactions described in the accompanying notes, relating to the purchase of the remaining partnership interest in the Triad Entities effective July 1, 2003 as if they had occurred as of June 30, 2003 for the Pro Forma Consolidated Balance Sheet, and as of January 1, 2002 for the Pro Forma Consolidated Statements of Income.

The financial data for the Triad Entities reflects the use of their unaudited balance sheets as of June 30, 2003, audited statements of income for the year ended December 31, 2002, and unaudited statements of income for the six months ended June 30, 2003.

The pro forma financial statements reflect the purchase of the remaining interest in the Triad Entities for cash consideration of $1.3 million, a note of $0.4 million and assumption of liabilities.

The Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Income are presented for informational purposes only and do not necessarily reflect the financial position or results of operations of Capital which would have actually resulted with the Triad Entities if the acquisition had occurred as of the dates indicated, or the future results of operations of Capital. The Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statement of Income and the accompanying notes should be read in conjunction with the historical consolidated financial statements and notes thereto of Capital and the Triad Entities contained elsewhere in this document.

                        Capital Senior Living Corporation
                 Unaudited Pro Forma Consolidated Balance Sheets
                               As of June 30, 2003


                                                                                                         Capital
                                                                          Triad
                                                            Capital      Entities                       Pro Forma
                                                            June 30,     June 30,                        June 30,
                                                              2003         2003      Adjustments           2003
                                                          -----------  ------------  -----------       ------------

ASSETS
Current assets:
 Cash and cash equivalents                             $  6,268,000 $  1,613,000  $  (1,490,000)1C,1E $  6,391,000
 Restricted cash & marketable securities                  4,490,000    7,954,000        -               12,444,000
 Accounts receivable, net                                 1,156,000       10,000        -                1,166,000
 Accounts receivable from affiliates                        424,000           -         -                  424,000
 Deferred taxes                                             462,000           -         -                  462,000
 Assets held for sale                                     1,739,000           -         -                1,739,000
 Prepaid expenses and other                               4,728,000       26,000        -                4,754,000
                                                        -----------  ------------   -----------       ------------
    Total current assets                                 19,267,000    9,603,000     (1,490,000)        27,380,000

Property and equipment, net                             144,150,000  127,751,000     55,889,000  1A,2B 327,790,000
                                                                                                 3B
Deferred taxes                                            6,842,000          -                           6,842,000
Due from affiliates                                         456,000          -         (185,000) 4B        271,000
Notes receivable from affiliates                         92,886,000          -      (73,203,000) 3A,5C  19,683,000
Investments in limited partnerships                       1,712,000          -             -             1,712,000
Assets held for sale                                      2,392,000          -             -             2,392,000
Other assets                                              4,568,000    1,199,000           -             5,767,000
                                                        -----------  ------------     -----------     ------------
    Total assets                                        272,273,000  138,553,000     (18,989,000)      391,837,000
                                                        ===========  ============     ===========     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                         1,533,000      410,000        (185,000)4A      1,758,000
 Accrued expenses                                         4,132,000   13,563,000     (11,671,000)5A      6,024,000
 Current portion of notes payable                        10,408,000      861,000         402,000 1D     11,671,000
 Federal and State Income Taxes Payable                     680,000                                        680,000
 Customer deposits                                          939,000      589,000               -         1,528,000
                                                        -----------  ------------     -----------      ------------
     Total current liabilities                           17,692,000   15,423,000     (11,454,000)       21,661,000
Deferred income from affiliates                             916,000          -          (627,000)2A        289,000
Deferred income                                                   -          -                 -                 -
Notes payable, net of current portion                   130,649,000  170,740,000     (62,003,000)5B    239,386,000
Line of credit                                                    -          -                 -                 -
Minority interest in consolidated partnerships              443,000          -                 -           443,000
Other long-term liabilities                                            7,485,000               -         7,485,000
Commitments and contingencies
Shareholders' equity:
 Preferred stock, $.01 par value:                                 -          -                 -                 -
    Authorized share 15,000,000; no shares
    issued or outstanding
 Common stock, $.01 par value:
    Authorized share 65,000,000; shares
     outstanding 19,746,901                                 197,000           -                -           197,000
 Partners' deficit                                                -  (55,095,000)     55,095,000 1B              -
 Additional paid-in capital                              92,014,000           -                -        92,014,000
 Retained earnings                                       30,362,000           -                -        30,362,000
                                                        ----------- -------------    ------------      ------------
    Total shareholders' equity                          122,573,000  (55,095,000)     55,095,000       122,573,000
                                                        ----------- -------------    ------------      ------------
       Total liabilities and shareholders' equity      $272,273,000 $138,553,000    $(18,989,000)     $391,837,000
                                                        =========== =============    ============      ============


The accompanying notes are an integral part of these pro forma consolidated financial statements.



                        Capital Senior Living Corporation
              Unaudited Pro Forma Consolidated Statements of Income
                     For the Six Months Ended June 30, 2003



                                                                      Triad                       Capital
                                                        Capital     Entities                     Pro Forma
                                                       June 30,     June 30,                     June 30,
                                                         2003         2003      Adjustments        2003
                                                     -----------  ----------   --------------  --------------


Revenues:
     Resident and healthcare revenue                 $26,517,000   9,702,000     $     -       $   36,219,000
     Unaffiliated management services revenue            295,000           -           -              295,000
     Affiliated management services revenue            1,802,000           -     (1,433,000)1         369,000
     Affiliated development fees                         137,000           -        (85,000)3          52,000
                                                     -----------  ----------   --------------  --------------
          Total revenues                              28,751,000   9,702,000     (1,518,000)       36,935,000

Expenses:
     Operating expenses                               15,843,000   7,920,000     (1,419,000)2,4    22,344,000
     General and administrative expenses               5,267,000   2,003,000           -            7,270,000
     Depreciation and amortization                     2,686,000   1,781,000           -            4,467,000
                                                     -----------  ----------   --------------   -------------
          Total expenses                              23,796,000  11,704,000     (1,419,000)       34,081,000

Income (loss) from operations                          4,955,000  (2,002,000)       (99,000)        2,854,000

Other income (expense)
     Interest expense                                 (5,170,000) (5,195,000)     2,468,000 6      (7,897,000)
     Interest income                                   3,421,000      54,000     (2,468,000)5       1,007,000
     Equity in the earnings of affiliates                 73,000           -         77,000 7         150,000
     Gain on sale of properties                        3,491,000     238,000           -            3,729,000
                                                     -----------  ----------   ---------------   -------------
Income (loss) before income taxes and minority
interest in  consolidated partnerships                 6,770,000  (6,905,000)       (22,000)         (157,000)
(Provision) benefit for income taxes                  (2,612,000)          -      2,702,000 8          90,000
                                                     -----------  ----------   ---------------   -------------
Income (loss) before minority interest in
consolidated partnerships                              4,158,000  (6,905,000)     2,680,000           (67,000)
Minority interest in consolidated
partnerships                                             110,000           -           -              110,000
                                                     -----------  ----------   ----------------  -------------
Net income (loss)                                    $ 4,268,000 $(6,905,000)   $ 2,680,000      $     43,000
                                                     ===========  ==========   ================  =============

Net income (loss) per
share:
   Basic                                             $      0.22                                 $      (0.00)
   Diluted                                           $      0.21                                 $      (0.00)
   Weighted average share - basic                     19,747,000                                   19,747,000
   Weighted average share - diluted                   19,897,000                                   19,897,000

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                        Capital Senior Living Corporation
              Unaudited Pro Forma Consolidated Statements of Income
                      For the Year Ended December 31, 2003



                                                                  Triad                        Capital
                                                   Capital       Entities                      Pro Forma
                                                December 31,   December 31,                  December 31,
                                                    2002           2002      Adjustments         2002
                                                ------------- ------------- -------------   --------------

Revenues:
    Resident and healthcare revenue             $  57,574,000  $ 13,032,000  $      -        $  70,606,000
    Rental and lease income                            37,000         -             -               37,000
    Unaffiliated management services revenue        1,069,000         -             -            1,069,000
    Affiliated management services revenue          2,062,000         -        (1,332,000)1        730,000
    Affiliated development fees                       740,000         -          (636,000)3        104,000
                                                ------------- ------------- --------------  --------------
         Total revenues                            61,482,000    13,032,000    (1,968,000)      72,546,000

Expenses:
    Operating expenses                             32,851,000    14,285,000    (1,306,000)2,4   45,830,000
    General and administrative expenses            11,824,000     3,732,000         -           15,556,000
    Depreciation and amortization                   5,846,000     3,430,000         -            9,276,000
                                                ------------- ------------- --------------  --------------
         Total expenses                            50,521,000    21,447,000    (1,306,000)      70,662,000


Income (loss) from operations                      10,961,000    (8,415,000)     (662,000)       1,884,000

Other income (expense)
    Interest expense                              (10,749,000)  (10,252,000)    4,201,000 6    (16,800,000)
    Interest income                                 5,968,000       170,000    (4,201,000)5      1,937,000
    Equity in the earnings of affiliates               69,000         -           147,000 7        216,000
    Gain on sale of properties                      1,876,000       (26,000)        -            1,850,000
                                                ------------- ------------- --------------   -------------
Income (loss) before income taxes and minority
    interest in consolidated partnerships           8,125,000   (18,523,000)     (515,000)     (10,913,000)
(Provision) benefit for income taxes               (3,015,000)        -         7,425,000 8      4,410,000
                                                ------------- ------------- --------------   -------------
Income (loss) before minority interest in
    consolidated partnerships                       5,110,000   (18,523,000)    6,910,000       (6,503,000)
Minority interest in consolidated
    partnerships                                     (428,000)        -             -             (428,000)
                                                ------------- ------------- -------------    -------------
Net income (loss)                               $   4,682,000 $ (18,523,000) $  6,910,000     $ (6,931,000)
                                                ============= ============= =============    =============

Net income (loss) per share:
   Basic                                        $        0.24                                 $     (0.35)
   Diluted                                      $        0.24                                 $     (0.35)
  Weighted average share - basic                   19,726,000                                  19,726,000
  Weighted average share - diluted                 19,917,000                                  19,917,000











The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         CAPITAL AND THE TRIAD ENTITIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)


Note 1.  Basis of Presentation.

The purchase of the remaining partnership interests in the Triad Entities by Capital are being accounted for as a purchase business combination as follows:

                                                   Triad
                                                  Entities
                                              -----------------
Purchase price:
  Cash paid for partnership interest               1,293,000
  Note payable                                       402,000
  Cash paid for acquisition costs                    197,000
  Bank debt assumed                              109,598,000
  Capital debt and accrued interest               73,674,000
  Other liabilities assumed                       10,377,000
  Deferred income eliminated                        (627,000)
  Triad note reserves eliminated                    (471,000)
                                               -------------
      Purchase price                             194,443,000

Assets acquired:
  Cash                                             1,613,000
  Other assets                                     9,189,000
  Property and equipment                         183,641,000
                                               -------------
                                                 194,443,000

Note 2. Pro Forma Adjustments.

The pro forma adjustments to the consolidated balance sheet and consolidated statements of income are detailed below:

Pro Forma Balance Sheet
As of June 30, 2003

1. To record the step up in basis on the assets of the Triad Entities.

         A. Property and equipment               56,987,000
         B. Partners' deficit                                     55,095,000
         C. Cash paid                                              1,293,000
         D. Notes payable                                            402,000
         E. Cash paid for acquisition costs                          197,000
                                              -------------    -------------
                                                 56,987,000       56,987,000

2. To eliminate Capital deferred management fees, deferred interest and deferred development fees relating to the Triad Entities.

         A. Deferred income                         627,000
         B. Property and equipment                                   627,000

3. To eliminate capital's note receivable reserve related to the Triad Entities.

         A. Notes receivable                        471,000
         B. Property and equipment                                   471,000

                         CAPITAL AND THE TRIAD ENTITIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

4. To eliminate related party payables and receivables between Capital and the Triad Entities.

         A. Accounts payable                        185,000
         B. Due to/from affiliates                                  185,000


5. To eliminate related notes and accrued interest between Capital and the Triad Entities.

         A. Accrued interest                     11,671,000
         B. Notes payable                        62,003,000
         C. Notes receivable                                     73,674,000

Pro Forma Statement of Income

For the Six Months Ended June 30, 2003

1. Adjustment to reflect the elimination of affiliated management services revenue between Capital and the Triad Entities.

         Affiliated management services revenue   1,433,000

2. Adjustment to reflect the elimination of affiliated management services expense between Capital and the Triad Entities.

         Operating expenses                                       1,433,000

3. Adjustment to reflect the elimination of affiliated development fees between Capital and the Triad Entities.

         Affiliated development fees                 85,000

4. Adjustment to reflect the elimination of affiliated deferred management services expenses between Capital and the Triad Entities.

         Operating expenses                          14,000

5. Adjustment to reflect the elimination of interest income between Capital and the Triad Entities.

         Interest income                          2,468,000

6. Adjustment to reflect the elimination of interest expense between Capital and the Triad Entities.

         Interest expense                                         2,468,000

7. Eliminate Equity in the earnings in affiliates between Capital and the Triad Entities.

         Equity in the earnings of affiliates                        77,000

8. Adjustment to record the income tax benefit derived from the net losses of the Triad Entities using an effective tax rate of 39%.

         Provision for income taxes                               2,702,000

                         CAPITAL AND THE TRIAD ENTITIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


Pro Forma Statement of Income
For the Year Ended December 31, 2002

1. Adjustment to reflect the elimination of affiliated management services revenue between Capital and the Triad Entities.

         Affiliated management services revenue    1,332,000

2. Adjustment to reflect the elimination of affiliated management services expense between Capital and the Triad Entities.

         Operating expenses                                      1,332,000

3. Adjustment to reflect the elimination of affiliated development fees between Capital and the Triad Entities.

         Affiliated development fees                 636,000

4. Adjustment to reflect the elimination of affiliated deferred management services expenses between Capital and the Triad Entities.

         Operating expenses                           26,000

5. Adjustment to reflect the elimination of interest income between Capital and the Triad Entities.

         Interest income                           4,201,000

6. Adjustment to reflect the elimination of interest expense between Capital and the Triad Entities.

         Interest expense                                        4,201,000

7. Eliminate Equity in the earnings in affiliates between Capital and the Triad Entities.

         Equity in the earnings of affiliates                      147,000

8. Adjustment to record the income tax benefit derived from the net losses of the Triad Entities using an effective tax rate of 39%.

         Provision for income taxes                              7,425,000

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 5, 2003                   Capital Senior Living Corporation


                                         By: /s/ Ralph A. Beattie
                                            ---------------------------------
                                         Name:  Ralph A. Beattie
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                                 Description

10.1 Form of Partnership Interest Purchase Agreements, dated as of March 25, 2003, between Capital Senior Living Properties, Inc. and the Triad Entities, regarding the exercise of the registrant's options to purchase the partnership interests in the Triad Entities owned by non-registrant parties (incorporated by reference to Exhibit 10.1 to the registrant's Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on July 29, 2003)


99.1 Press Release dated July 29, 2003 (incorporated by reference to Exhibit 99.1 to the registrant's Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on July 29, 2003)